UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

________________________________

SCHEDULE 14A

________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Solicitation Material Pursuant to §240.14a-12

SOUNDHOUND AI, INC.
(Name of Registrant as Specified in its Charter)

_____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SOUNDHOUND AI, INC.
5400 Betsy Ross Drive
Santa Clara, CA 95054

April 29, 2024

To the Stockholders of SoundHound AI, Inc.:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of SoundHound AI, Inc. (the “Company”) to be held on a virtual basis on Wednesday, June 12, 2024 at 8:00 a.m. Pacific Time, for the following purposes:

1.      To elect Dr. Keyvan Mohajer, James Hom, Larry Marcus, Diana Sroka and Dr. Eric Ball as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2025 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To ratify the appointment by the Board of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.      To approve, on a non-binding, advisory basis, the compensation of our named executive officers;

4.      To select, on a non-binding, advisory basis, the frequency of conducting future stockholder advisory votes on named executive officer compensation (which will be either every year, every two years or every three years); and

5.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING December 31, 2024, A VOTE FOR THE APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND A VOTE FOR 3 YEARS FOR THE FREQUENCY OF CONDUCTING FUTURE STOCKHOLDER ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION.

The Board has fixed the close of business on April 15, 2024 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

Sincerely yours,
/s/ Keyvan Mohajer
Keyvan Mohajer
Chief Executive Officer and Director
SoundHound AI, Inc.

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE READ THE PROXY STATEMENT AND PROMPTLY VOTE YOUR PROXY VIA THE INTERNET, BY TELEPHONE OR, IF YOU RECEIVED A PRINTED FORM OF PROXY IN THE MAIL, BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND VOTING.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2023 ARE AVAILABLE ON THE INTERNET AT HTTPS://INVESTORS.SOUNDHOUND.COM/CORPORATE-GOVERNANCE/ANNUAL-MEETING OR AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV.

SOUNDHOUND AI, INC.
5400 Betsy Ross Drive
Santa Clara, CA 95054

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 12, 2024

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of SoundHound AI, Inc. (the “Company”) for use at the 2024 Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof (the “Annual Meeting”). The Annual Meeting will be held at 8:00 a.m. Pacific Time on Wednesday, June 12, 2024 on a virtual basis for the following purposes:

1.      To elect Dr. Keyvan Mohajer, James Hom, Larry Marcus, Diana Sroka and Dr. Eric Ball as directors (the “Director Nominees”) to serve on the Board for a one-year term that expires at the 2025 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To ratify the appointment by the Board of PricewaterhouseCoopers LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.      To approve, on a non-binding, advisory basis, the compensation of our named executive officers;

4.      To select, on a non-binding, advisory basis, the frequency of conducting future stockholder advisory votes on named executive officer compensation (which will be either every year, every two years or every three years); and

5.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board unanimously recommends a vote “FOR” the approval of each of the Director Nominees, a vote “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, a vote “FOR” the approval, on a non-binding, advisory basis, of the compensation of our named executive officers, and a vote for “3 YEARS” for the frequency of conducting future stockholder advisory votes on named executive officer compensation.

Stockholders of record of our Class A common stock and Class B common stock at the close of business on April 15, 2024 (the “Record Date”) will be entitled to notice of, and are cordially invited to, attend the Annual Meeting and to attend any adjournment or postponement thereof. However, to assure your representation at the Annual Meeting, please vote your proxy via the internet, by telephone, or by completing, dating, signing and returning the enclosed proxy. Whether or not you expect to attend the Annual Meeting, please read the Proxy Statement and then promptly vote your proxy in order to ensure your representation at the Annual Meeting.

You may cast your vote by visiting http://www.proxyvote.com. You may also have access to the materials for the Annual Meeting by visiting the website: https://www.soundhound.com. You will need to use the control number appearing on your proxy card to vote prior to or at the Annual Meeting.

Each share of Class A common stock entitles the holder thereof to one vote and each share of Class B common stock entitles the holder thereof to ten votes. All shares of common stock vote together as a single class. A complete list of stockholders of record entitled to vote at this Annual Meeting will be available for ten days before this Annual Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Annual Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. This notice and the attached proxy statement are first being disseminated to stockholders on or about May 3, 2024.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Keyvan Mohajer
Keyvan Mohajer
Chief Executive Officer and Director
SoundHound AI, Inc.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTOR NOMINEES, FOR THE RATIFICATION OF THE APPOINTMENT OF THE AUDITOR AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024, FOR THE COMPENSATION OF THE EXECUTIVE OFFICERS AND FOR THREE YEARS FOR THE FREQUENCY TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 12, 2024: This proxy statement, along with our Annual Report on Form 10-K for the year ended December 31, 2023, is available at: https://investors.soundhound.com/corporate-governance/annual-meeting.

i

PROXY STATEMENT

SOUNDHOUND AI, INC.
ANNUAL MEETING OF STOCKHOLDERS
to be held virtually at 8:00 a.m. Pacific Time on Wednesday, June 12, 2024

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these Proxy Materials?

The Company has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the solicitation of proxies by the Board of Directors (the “Board”) of SoundHound AI, Inc. for use at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on a virtual basis on Wednesday, June 12, 2024 at 8:00 a.m. Pacific Time, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on or about April 14, 2024. This proxy statement gives you information on these proposals so that you can make an informed decision.

In this proxy statement, we refer to SoundHound AI, Inc. as the “Company”, “we”, “us” or “our” or similar terminology.

What is included in these materials?

These materials include:

•        This Proxy Statement for the Annual Meeting; and

•        The Company’s Annual Report on Form 10-K for the year ended December 31, 2023; and

•        If you requested printed versions of these materials by mail, a proxy card (if you are a stockholder of record) or a voting instruction form (if you are a beneficial owner of shares held in street name).

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission (“SEC”), the Company has elected to provide access to its proxy materials via the Internet instead of mailing printed copies. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) to the Company’s stockholders. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, instructions on how to access the proxy materials over the Internet or to request a printed copy may be found with the Internet Availability Notice. All stockholders will have the ability to access the proxy materials on the website referred to in the Internet Availability Notice or request to receive a printed set of the proxy materials. Stockholders may request to receive proxy materials in printed form by telephone, mail, by logging on to http://www.proxyvote.com or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings.

How can I get electronic access to the proxy materials?

The Internet Availability Notice will provide you with instructions regarding how to:

•        View the Company’s proxy materials for the Virtual Meeting on the Internet; and

•        Instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and/or Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) on April 15, 2024 (the “Record Date”) may vote at the Annual Meeting. There were 287,715,003 shares of Class A Common Stock outstanding on the Record Date, each having one vote per share, and there were 32,735,408 shares of Class B Common Stock outstanding on the Record Date, each having ten votes per share. All shares of Common Stock vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page 32 of this Proxy Statement.

What is the proxy card?

The proxy card enables you to appoint Dr. Keyvan Mohajer, our Chief Executive Officer and a Director, Nitesh Sharan, our Chief Financial Officer, and Warren Heit, our general counsel, as your representatives at the Annual Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing Dr. Mohajer and Messrs. Sharan and Heit to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we think that it is a good idea to complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment. The proxy card (or voter information form) will also contain your control number. You will need to use the control number appearing on your proxy card to vote prior to or at the Annual Meeting.

What am I voting on?

You are being asked to vote:

1.      To elect Dr. Keyvan Mohajer, James Hom, Larry Marcus, Diana Sroka and Dr. Eric Ball as directors (the “Director Nominees”) to serve on the Company’s Board for a one-year term that expires at the 2025 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To ratify the appointment by the Board of PricewaterhouseCoopers LLP (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.      To approve, on a non-binding, advisory basis, the compensation of our named executive officers;

4.      To select, on a non-binding, advisory basis, the frequency of conducting future stockholder advisory votes on named executive officer compensation; and

5.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” all of the Director Nominees, “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, “FOR” the approval, on a non-binding, advisory basis, of the compensation of our named executive officers, and for “3 YEARS” for the frequency of conducting future stockholder advisory votes on named executive officer compensation.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are a “stockholder of record” who may vote at the Annual Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares as described below. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by or at the direction of your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to vote your shares and to attend the Annual Meeting as described below. Whether or not you plan to attend the Annual Meeting, please vote prior to the Annual Meeting as described below to ensure that your vote is counted.

How do I vote my shares?

There are four ways to vote:

(1)    Via the Internet.    Use the internet to vote by going to the internet address listed on your proxy card or Internet Availability Notice; have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card or Internet Availability Notice, will vote your shares as you instruct on the proxy card or Internet Availability Notice. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

(2)    Via telephone.    Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card or Internet Availability Notice. Have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

(3)    In person on a virtual basis.    You may vote at the Annual Meeting by following the instructions when you log-in for the Annual Meeting. Have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number to vote at the Annual Meeting.

(4)    By Mail.    You may vote by mail. If you requested printed copies of the proxy materials by mail and are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you requested printed copies of the proxy materials by mail and are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

How do I request a paper copy of the proxy materials?

There are four ways to request a paper copy of proxy materials:

•        By mail:    You may obtain a paper copy of the proxy materials by writing to us at 5400 Betsy Ross Drive, Santa Clara, CA, 95054, Attn: Warren Heit.

•        By telephone.    You may obtain a paper copy of the proxy materials by calling 1-800-579-1639 or the Company at (408) 441-3200.

•        Via the Internet:    You may obtain a paper copy of the proxy materials by logging on to http://www.proxyvote.com.

•        By Email:    You may obtain a paper copy of the proxy materials by email at sendmaterial@proxyvote.com.

Please make your request for a paper copy as instructed above on or before May 29, 2024 to facilitate timely delivery.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•        sending a written notice to Warren Heit, our General Counsel, stating that you would like to revoke your proxy of a particular date;

•        signing another proxy card with a later date and returning it before the polls close at the Annual Meeting; or

•        Voting at the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you may need to instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote at the Annual Meeting. If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion on certain routine matters, such as the ratification of the Auditor, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors, the compensation of our named executive officers, the frequency of conducting future stockholder advisory votes on named executive officer compensation and other non-routine matters, it is important that you cast your vote.

How may I vote with respect to each proposal and how are votes counted?

Your voting options will be dependent on the particular proposal for which you wish to cast a vote. With respect to proposal 1 (the election of directors), you may vote “for” all of the Director Nominees or “withhold” authority to vote for one or all of the Director Nominees. With respect to each of proposals 2 and 3, you may vote “for” or “against” such proposal or you may “abstain” from casting a vote on such proposal. With respect to proposal 4, you may vote for “1 Year,” “2 Years” or “3 Years” or you may “abstain” from casting a vote on such proposal. Abstentions, votes marked “withheld” and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the directors is “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on that proposal. The ratification of the appointment of the Auditor is a “routine” matter and therefore a broker may vote on this matter without instructions from the beneficial owner as long as instructions are not given.

How many votes are required to elect the Director Nominees as directors of the Company?

In the election of directors, the five persons receiving the highest number of affirmative votes at the Annual Meeting will be elected. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of the holders of a majority of the Common Stock represented and entitled to vote at the Annual Meeting is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2024. Abstentions will have the effect of a vote against the ratification of this proposal, but since this is a routine matter, brokers may vote at the Meeting on this proposal provided that they have not received instructions from a beneficial owner.

How many votes are required to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers?

The affirmative vote of the holders of a majority of the Common Stock represented and entitled to vote at the Annual Meeting is required to approve, on a non-binding, advisory basis, the compensation of our named executive officers. Abstentions will have the same effect as votes “AGAINST.” Broker non-votes will have no effect on the approval of the compensation of our named executive officers.

How many votes are required to approve, on a non-binding, advisory basis, the frequency of conducting future stockholder advisory votes on named executive officer compensation?

In the determination of the frequency of conducting future stockholder advisory votes on named executive officer compensation, the frequency receiving the highest number of affirmative votes at the Annual Meeting will be deemed to the be frequency selected by our stockholders. Only shares that are voted in favor of a particular frequency will be counted toward that frequency’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular frequency or shares present by proxy where the stockholder properly withheld authority to vote for such frequency will not be counted toward that frequency’s achievement of a plurality. Broker non-votes will have no effect on the determination of the frequency of conducting future stockholder advisory votes on named executive officer compensation.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for all of the Director Nominees, “for” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, “for” the approval, on a non-binding, advisory basis, of the compensation of our named executive officers, and for “3 Years” for the frequency of conducting future stockholder advisory votes on named executive officer compensation.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We may announce voting results at the Annual Meeting and will file a Current Report on Form 8-K announcing the voting results of the Annual Meeting.

Who can help answer my questions?

You can contact our General Counsel, Warren Heit, at (408) 441-3200 or by sending a letter to Mr. Heit at the offices of the Company at 5400 Betsy Ross Drive, Santa Clara, CA, 95054 with any questions about proposals described in this Proxy Statement or how to execute your vote.

Who bears the cost of soliciting proxies?

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying proxy card, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. We expect to request nominee organizations to assist in the distribution of our proxy materials to their beneficial owner customers and may reimburse such organizations for certain of their reasonable out-of-pocket expenses related thereto. Our officers, directors and employees may assist in soliciting proxies or votes by telephone, electronic and personal communications, but no additional compensation will be paid to such individuals in connection with such activities.

THE ANNUAL MEETING

General

This Proxy Statement is being furnished to you, as a stockholder of SoundHound AI, Inc., as part of the solicitation of proxies by our Board for use at the Annual Meeting to be held on June 12, 2024, and any adjournment or postponement thereof. This Proxy Statement is first being furnished to stockholders on or about May 3, 2024. This Proxy Statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Annual Meeting.

Date, Time, Place of Annual Meeting

The Annual Meeting will be held on a virtual basis on Wednesday, June 12, 2024 at 8:00 a.m. Pacific Time, or such other date, time and place to which the Meeting may be adjourned or postponed.

Purpose of the Annual Meeting

At the Annual Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.      To elect the Director Nominees to serve on the Board for a one-year term that expires at the 2025 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To ratify the appointment by the Board of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.      To approve, on a non-binding, advisory basis, the compensation of our named executive officers;

4.      To select, on a non-binding, advisory basis, the frequency of conducting future stockholder advisory votes on named executive officer compensation; and

5.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Recommendations of the Board

After careful consideration of each nominee for director, the Board has unanimously determined to recommend that stockholders vote “FOR” each of the Director Nominees, “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, “FOR” the approval, on a non-binding, advisory basis, of the compensation of our named executive officers, and for “3 YEARS” for the frequency of conducting future stockholder advisory votes on named executive officer compensation.

Record Date and Voting Power

Our Board fixed the close of business on April 15, 2024, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at the Annual Meeting. As of the Record Date, there were an aggregate of 320,450,411 shares of Common Stock outstanding, consisting of 287,715,003 shares of Class A Common Stock and 32,735,408 shares of Class B Common Stock. Each share of Class A Common Stock entitles the holder thereof to one vote and each share of Class B Common Stock entitles the holder thereof to ten votes. All shares of Common Stock vote together as a single class. Accordingly, a total of 320,450,411 votes may be cast at the Annual Meeting.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the voting power of the capital stock of the Company that is issued and outstanding and entitled to vote at the Annual Meeting is represented at the Annual Meeting or by proxy. Abstentions, votes marked “withheld” and broker non-votes will count as present for purposes of establishing a quorum.

In the election of directors, the five persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality. Broker non-votes will have no effect on the election of directors.

The affirmative vote of the holders of a majority of the Common Stock represented and entitled to vote at the Annual Meeting is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2024. Abstentions will have the effect of a vote against the ratification of the appointment of the Auditor. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of Common Stock.

The affirmative vote of the holders of a majority of the Common Stock represented and entitled to vote at the Annual Meeting is required to approve, on a non-binding, advisory basis, the compensation of our named executive officers. Abstentions will have the same effect as votes “AGAINST.” Broker non-votes will have no effect on the approval of the compensation of our named executive officers.

In the determination of the frequency of conducting future stockholder advisory votes on named executive officer compensation, the frequency receiving the highest number of affirmative votes at the Annual Meeting will be deemed to the be frequency selected by our stockholders. Only shares that are voted in favor of a particular frequency will be counted toward that frequency’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular frequency or shares present by proxy where the stockholder properly withheld authority to vote for such frequency will not be counted toward that frequency’s achievement of a plurality. Broker non-votes will have no effect on the determination of the frequency of conducting future stockholder advisory votes on named executive officer compensation.

Voting

There are four ways to vote:

1.      Via the Internet.    Use the internet to vote by going to the internet address listed on your proxy card or Internet Availability Notice; have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number and to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card or Internet Availability Notice, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

2.      Via Telephone.    Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card or Internet Availability Notice. Have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

3.      In person on a virtual basis.    You may vote at the Annual Meeting by following the instructions when you log-in for the Annual Meeting. Have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number to vote at the Annual Meeting.

4.      By mail.    You may vote by mail. If you request printed copies of the proxy materials by mail and are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you request printed copies of the proxy materials by mail and are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with his best judgment.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of Proxies

Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

No Right of Appraisal

None of Delaware law, our Certificate of Incorporation, or our Bylaws, each as amended, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions About Voting Your Shares

You can contact our General Counsel, Warren Heit, at (408) 441-3200 or by sending a letter to Dr. Mohajer at offices of the Company at 5400 Betsy Ross Drive, Santa Clara, CA, 95054 with any questions about proposals described in this Proxy Statement or how to execute your vote.

Principal Offices

The principal executive offices of the Company are located at 5400 Betsy Ross Drive, Santa Clara, CA, 95054. The Company’s telephone number at such address is (408) 441-3200.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” the ELECTION of each director nominee, “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, “FOR” THE APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND FOR “3 YEARS” FOR THE FREQUENCY OF CONDUCTING FUTURE STOCKHOLDER ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION.

FREQUENTLY USED TERMS

Unless otherwise stated in this proxy statement, the terms, “we,” “us,” “our” “the Company” “SoundHound,” or “SoundHound AI” refer to, a Delaware corporation. Further, in this document:

•        “Amended Charter” means the Second Amended & Restated Certificate of Incorporation of the Company, which took effect upon the filing thereof in the State of Delaware.

•        “Annual Report on Form 10-K” means our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 1, 2024.

•        “Board” means the Board of Directors of the Company.

•        “Business Combination” means the merger consummated pursuant to that certain Merger Agreement, dated as of November 15, 2021, by and among Archimedes Tech SPAC Partners Co., ATSPC Merger Sub and SoundHound, Inc., as it may be amended or supplemented.

•        “Bylaws” means the Amended & Restated Bylaws of the Company, which took effect upon the effectiveness of the Amended Charter.

•        “Class A Common Stock” or “Class A Shares” means the Class A common stock, $0.0001 par value per share, of the Company.

•        “Class B Common Stock” or “Class B Shares” means the Class B common stock, $0.0001 par value per share, of the Company, issued at the closing to the SoundHound Founders, having the rights and terms set forth in the Amended Charter, which are generally the same as the rights and terms as shares of Class A Common Stock, except that each share of Class B Common Stock is entitled to ten votes per share and except that shares of Class B Common Stock may be converted into, or under some circumstances shall be mandatorily converted into, shares of Class A Common Stock.

•        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

•        “GAAP” means accounting principles generally accepted in the United States of America.

•        “Legacy SoundHound” means SoundHound, Inc., prior to the consummation of the Business Combination.

•        “Nasdaq” means The Nasdaq Stock Market LLC.

•        “SEC” means the U.S. Securities and Exchange Commission.

PROPOSAL 1
ELECTION OF DIRECTORS

Introduction

The Board has nominated the Director Nominees to stand for election at the Annual Meeting. Stockholders will be asked to elect each of the Director Nominees, each to hold office until the 2025 Annual Meeting of Stockholders or until his or her successor is elected and qualified. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of the Director Nominees.

We have been advised by each of the Director Nominees that he or she is willing to be named as a nominee and each is willing to serve or continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other persons as may be designated by the Board.

Board Qualifications

We believe that the collective skills, experiences, and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. In selecting directors, the Board considers candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below. The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Director Nominees

Our Board currently consists of five directors, Dr. Keyvan Mohajer, James Hom, Larry Marcus, Diana Sroka, and Dr. Eric Ball. Accordingly, at the Annual Meeting, five directors are to be elected, each to serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and shall qualify. Each of the current directors that has determined to stand for reelection at the Annual Meeting has been nominated for reelection to the Board. All of the Director Nominees are available for election as members of the Board. If for any reason a Director Nominee becomes unavailable for election, the proxies solicited by the Board will be voted for a substitute nominee selected by the Board.

The following sets forth the biographical background information for all of our Director Nominees:

Dr. Keyvan Mohajer.    Dr. Keyvan Mohajer has been our Chief Executive Officer and a member of the Board since the consummation of the Business Combination in April 2022. Dr. Mohajer has served as Legacy SoundHound’s Chief Executive Officer and a member of Legacy SoundHound’s Board of Directors (the “Legacy SoundHound Board”) since 2005, when he co-founded Legacy SoundHound. Dr. Mohajer is a technical founder and visionary entrepreneur with over 20 years of experience scaling multiple companies. Dr. Mohajer is a key contributor to SoundHound’s core technologies, with over 90 patents granted or pending. In 2017, Dr. Mohajer was named a “Top 40 Under 40” business leader by Silicon Valley Business Journal. Dr. Mohajer received his Bachelor of Science degree in Electrical Engineering from the University of Toronto in 2000, his Master of Science from Stanford University in 2002 and his Ph.D. in Electrical Engineering from Stanford University in 2007.

James Hom.    James Hom has been a member of the Board and Chief Product Officer since the consummation of the Business Combination in April 2022. Mr. Hom, one of SoundHound’s co-founders, has served as Vice President of Products and a member of the Legacy SoundHound Board since 2006. As Vice President of Products, Mr. Hom leads product development and advancement of SoundHound’s Voice AI platform and multiple business-to-consumer products. Mr. Hom earned his Bachelor of Science Degree in Computer Science from Stanford University in 2005.

Larry Marcus.    Larry Marcus has been a member of the Board since the consummation of the Business Combination in April 2022. Prior to that, Mr. Marcus served as a member of the Legacy SoundHound Board since 2009. He is a Co-founder and Managing Director of Marcy Venture Partners, a San Francisco-based venture capital firm investing in consumer, culture and positive impact businesses since February 2018. Since June 2000, Mr. Marcus has also been a Managing Director at Walden Venture Capital. Previously, Mr. Marcus was a digital media sell-side equity research analyst at Deutsche Bank Alex Brown from 1995 to 2000. Mr. Marcus currently serves, and in the past has served, on the boards of directors of a number of private companies, some of which have gone on to become public companies. Mr. Marcus received his Bachelor of Arts in Political Economy of Industrial Societies in 1987 and his Master of Business Administration in 1993, both from the University of California, Berkeley. We believe that Mr. Marcus is well qualified to serve as a member of the Board because, as a member of the Legacy SoundHound Board, he has extensive knowledge of the Company’s business, and also because of this significant venture capital and finance experience.

Diana Sroka.    Diana Sroka has been a member of the Board since the consummation of the Business Combination in April 2022. In 2001, Ms. Sroka joined HP Inc. (“HP”) (f/k/a Hewlett-Packard Company) (NYSE:HPQ), a global technology company based in Palo Alto, California, and has held various leadership roles in finance and business functions within HP. Starting May 2023, Ms. Sroka is serving as the global product leader for HP’s new Consumer Services Business, expanding her prior role leading consumer print services. Prior to these assignments, from March 2017 to November 2020, Ms. Sroka served as HP’s Chief Executive Officer’s Chief of Staff, where she was responsible for regular review and approval of internal Sarbanes-Oxley Act controls related to matters managed by the Executive Leadership Team. Prior to serving as Chief of Staff, Ms. Sroka served as an Investor Relations Officer on HP’s Investor Relations team commencing in June 2014. From November 2015 through March 2017, she served as HP’s Head of Investor Relations. Prior to her employment at HP, Ms. Sroka was a Business Planning Analyst for Visteon Corporation and a Product Engineer with Ford Motor Company. Ms. Sroka was elected to the Board of Professional Business Women of California in November 2022, and in July 2023, she was elected the Treasurer of the Executive Committee. Ms. Sroka earned her Bachelor of Science Degree in Mechanical Engineering from Pennsylvania State University in 1995 and her Master of Business Administration Degree from the University of Michigan in 2000. We believe that Ms. Sroka is well qualified to serve as a member of the Board because she has extensive background in accounting, financial management and internal accounting controls.

Dr. Eric R. Ball.    Dr. Eric R. Ball has been a member of our Board since the Company’s initial public offering in March 2021 and remained on the Board following the Business Combination. Since 2016, Dr. Ball has been the General Partner of Impact Venture Capital, a Silicon Valley based venture firm investing in early-stage applied-AI start-up companies. From 2015 until 2016, Dr. Ball served as the Chief Financial Officer for C3 AI, an enterprise AI software provider. From 2005 to 2015, Dr. Ball served as Senior Vice President and Treasurer for Oracle. Prior to 2005, Dr. Ball served in a variety of finance roles at Flextronics International, Cisco Systems, Avery Dennison, and AT&T. Dr. Ball has served as the Chairman of the Board of CapConnect+, a start-up company that is focused on linking corporate bond issuers to their institutional buyers, since 2020. Dr. Ball also served as an advisor to Kyriba, a private treasury management software provider from 2017 until November 2022. Dr. Ball also served as a board member and Audit Chairman of Glu Mobile Inc, a developer and publisher of mobile games from 2013 until April 2021. Dr. Ball received his Ph.D. in management at the Drucker-Ito School of Claremont Graduate University. Dr. Ball received his MBA in finance and MA in economics at the University of Rochester. Dr. Ball graduated with honors from the University of Michigan with a Bachelor of Arts degree in Economics. Dr. Ball is also the co-author of the book “Unlocking the Ivory Tower”. We believe that Dr. Ball is well-qualified to serve as a director of the company given his extensive finance, mergers, and acquisition, investing and public company experience in the technology industry.

In addition to the foregoing, we believe that each of the Director Nominees that is nominated for reelection is well-qualified to serve as a member of our Board due to their prior experience and work with and on our Board.

Required Vote

In the election of directors, the five persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

EXECUTIVE OFFICERS, DIRECTORS, AND CORPORATE GOVERNANCE

Current Directors and Executive Officers

Listed below are the names of the current directors and executive officers of the Company, their ages and positions held as of the Record Date and biographies if not disclosed above:

Name	Age	Position with the Company
Dr. Keyvan Mohajer	46	Director, Chief Executive Officer
James Hom	40	Director, Chief Product Office
Larry Marcus	58	Director
Diana Sroka	51	Director
Dr. Eric Ball	60	Director
Dr. Majid Emami	47	Chief Science Office and Senior Vice President of Engineering
Timothy Stonehocker	43	Chief Technology Officer
Nitesh Sharan	49	Chief Financial Officer
Michael Zagorsek	49	Chief Operating Officer

To the best of the Company’s knowledge, there are no other arrangements or understandings currently existing between any director, Director Nominee or executive officer and any other person pursuant to which any person was selected as a director, Director Nominee or executive officer. There are no family relationships between any of the Company’s directors, Director Nominees or executive officers. Kamyar Mohajer, the brother of the Company’s CEO, Keyvan Mohajer, is an employee of SoundHound and serves as a senior executive leader.

To the Company’s knowledge there have been no material legal proceedings as described in instruction 4 to Item 103 of Regulation S-K or Item 401(f) of Regulation S-K during the last ten years that are material to an evaluation of the ability or integrity of any of the Company’s directors or executive officers.

Board of Directors and Corporate Governance

General

Our Board oversees the activities of our management in the handling of the business and affairs of our company. Our Class A Common Stock trades on the Nasdaq Capital Market and we are subject to listing requirements which include the requirement that our Board be comprised of a majority of “independent” directors. Mr. Marcus, Ms. Sroka and Dr. Ball currently meet the definition of “independent” as defined by the SEC. The Board has separately designated audit, compensation and nominating and governance committees.

Role of Board in Risk Oversight Process

We face a number of risks, including those described in the section entitled “Risk Factors” contained in Annual Report on Form 10-K. Our Board believes that risk management is an important part of establishing, updating and executing on our business strategy. Our Board has oversight responsibility relating to risks that could affect the corporate strategy, business objectives, compliance, operations, and the financial condition and performance of our company. Our Board focuses its oversight on the most significant risks facing us and on our processes to identify, prioritize, assess, manage and mitigate those risks. Our Board receives regular reports from members of our senior management on areas of material risk to us, including strategic, operational, financial, legal and regulatory risks. While our Board has an oversight role, management is principally tasked with direct responsibility for management and assessment of risks and the implementation of processes and controls to mitigate their effects on us.

Committees of the Board

The standing committees of our Board consist of an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The composition of each committee is set forth below. Committee charters are available on our investor relations website at investors.soundhound.com/corporate-governance/documents-charters.

Audit Committee

Our Board has established an Audit Committee, composed of Dr. Ball, Mr. Marcus and Ms. Sroka, each of whom are independent directors as defined in accordance with section Rule 10A-3 of the Exchange Act and the rules of Nasdaq. Dr. Ball is the chair of the Audit Committee. Our Board has determined that Dr. Ball qualifies as an “audit committee financial expert,” as defined under the rules and regulations of the SEC.

Our Audit Committee oversees our corporate accounting, financial reporting practices and the audits of financial statements. For this purpose, the Audit Committee has a charter (which is reviewed annually) and performs several functions. The Audit Committee:

•        evaluates the independence and performance of, and assesses the qualifications of, our independent auditor and engages such independent auditor;

•        approves the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services and approves in advance any non-audit service and fees therefor to be provided by the independent auditor;

•        monitors the independence of the independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;

•        reviews the financial statements to be included in our annual reports on Form 10-K and quarterly reports on Form 10-Q and reviews with management and the independent auditors the results of the annual audit and reviews of our quarterly financial statements;

•        oversees all aspects of our systems of internal accounting and financial reporting control and corporate governance functions on behalf of the board; and

•        provides oversight assistance in connection with legal, ethical and risk management compliance programs established by management and the board, including compliance with requirements of Sarbanes-Oxley and makes recommendations to the Board regarding corporate governance issues and policy decisions.

The Audit Committee also oversees risks from cybersecurity threats as part of its broader risk oversight responsibilities. The Board recognizes the importance of cybersecurity in safeguarding the Company’s assets and operations.

Please see the section entitled “Audit Committee Report” for further matters related to the Audit Committee.

Compensation Committee

Our Board has established a Compensation Committee composed of Mr. Marcus and Dr. Ball, each of whom is independent in accordance with rules of Nasdaq. Mr. Marcus is the chair of the Compensation Committee. Our Compensation Committee reviews or recommends the compensation arrangements for our executive officers and also administers or delegates the power to administer the Company’s incentive compensation and equity-based compensation plans.

Please see the section entitled “Compensation Committee Report” for further matters related to the Compensation Committee.

Nominating and Corporate Governance Committee

Our Board has established a Nominating and Corporate Governance Committee composed of Mr. Marcus and Dr. Ball, each of whom is independent in accordance with rules of Nasdaq. Mr. Marcus is the chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on the Board and to serve on the standing committees of the Board. The Nominating and Corporate Governance Committee considers persons identified by its members, management, stockholders, investment bankers and others. The Nominating and Corporate Governance Committee considers several qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. The Nominating and Corporate Governance Committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The Nominating and Corporate Governance Committee does not distinguish between nominees recommended by stockholders and other persons.

Attendance

There were four (4) meetings, exclusive of action by unanimous written consent, of the Board held during fiscal year 2023. [Each of our directors attended all of the meetings of the Board held during fiscal year 2023, while such director was a member of the Board.]

There were six (6) meetings, exclusive of action by unanimous written consent, of the Audit Committee held during fiscal year 2023. [Each of the committee members attended all of the meetings of the Audit Committee held during fiscal year 2023, while such committee member served on the Audit Committee.]

There were four (4) meetings, exclusive of action by unanimous written consent, of the Compensation Committee held during fiscal year 2023. [Each of the committee members attended all of the meetings of the Compensation Committee held during fiscal year 2023, while such committee member served on the Compensation Committee.]

There were four (4) meetings, exclusive of action by unanimous written consent, of the Nominating and Corporate Governance Committee held during fiscal year 2023. [Each of the committee members attended all of the meetings of the Nominating and Corporate Governance Committee held during fiscal year 2023, while such committee member served on the Nominating and Corporate Governance Committee.]

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is or has been an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the Compensation Committee (or other Board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board or Compensation Committee. See the section titled “Certain Relationships and Related Transactions, and Director Independence” for information about related party transactions involving members of our Compensation Committee or their affiliates.

Code of Ethics

We have adopted a formal code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. We will provide a copy of our code of ethics to any person without charge, upon request. For a copy of our code of ethics write to Compliance Officer, SoundHound AI, Inc., 5400 Betsy Ross Drive, Santa Clara, CA 95054. A current copy of our code of ethics is also available on the SEC’s website at http://www.sec.gov.

Insider Trading Policy

We have adopted a formal policy against insider trading which provides guidelines to all of our directors, officers, employees, and consultants with respect to trading in our securities, as well as the securities of publicly traded companies with whom we have a business relationship. This policy has been designed to prevent insider trading or even allegations of insider trading.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and ten percent stockholders to file initial reports of ownership and reports of changes in ownership of our Common Stock with the SEC. Directors, executive officers and ten percent stockholders are also required to furnish us with copies of all Section 16(a) forms that they file. Based upon a review of these filings, the Company believes that all required Section 16(a) filings were made on a timely basis during fiscal year 2023, except that Global Catalyst Partners, a former ten percent holder, filed one late Form 4 reporting one transaction.

Board Diversity Matrix

Board Diversity Matrix (as of May 1, 2024)
Part I: Gender Identity	Male	Female	Non-Binary	Did Not Disclose Gender
Directors (5 total)	4	1
Part II: Demographic Background	Male	Female	Non-Binary	Did Not Disclose Gender
African American or Black
Alaskan Native or American Indian
Asian	1
Hispanic, Latino or Latina
Native Hawaiian or Pacific Islander
White*	3	1
Two or More Races or Ethnicities
LGBTQ+
Undisclosed

____________

*        One director identifies as Middle Eastern

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Compensation Committee Report

The Compensation Committee of the Board, which is comprised solely of independent directors within the meaning of applicable rules of Nasdaq, outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and non-employee directors within the meaning of Rule 16b-3 under the Exchange Act, is responsible for developing executive compensation policies and advising the Board with respect to such policies and administering the Company’s cash and equity incentive plans. The Compensation Committee sets performance goals and objectives for the CEO and the other executive officers, evaluates their performance with respect to those goals and sets their compensation based upon the evaluation of their performance. In evaluating executive officer pay, the Compensation Committee may retain the services of a compensation consultant and consider recommendations from the CEO with respect to goals and compensation of the other executive officers. The Compensation Committee assesses the information it receives in accordance with its business judgment. The Compensation Committee also periodically reviews non-employee director compensation. All decisions with respect to executive compensation are approved by the Compensation Committee and all decisions with respect to director compensation are recommended by the Compensation Committee to the full Board for approval.

The Compensation Committee has reviewed and discussed the compensation discussion and analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the compensation discussion and analysis be included in this proxy statement.

Respectfully submitted by the Compensation Committee:

Larry Marcus, Chair
Dr. Eric Ball

Compensation Discussion and Analysis

Our compensation discussion and analysis (“CD&A”) describes our executive-compensation philosophy and program as reported in the executive compensation tables that follow, which provide information relating primarily to compensation decisions for the following 2023 named executive officers (“NEOs”) of the Company:

Name	Position with the Company
Dr. Keyvan Mohajer, CEO	President & Chief Executive Officer
Nitesh Sharan, CFO	Chief Financial Officer
Michael Zagorsek, COO	Chief Operating Officer
Timothy Stonehocker	Chief Technology Officer
James Hom	Chief Product Officer

Compensation Philosophy

We have designed our executive compensation programs to support the goals below:

•        Attract and retain talent that can help us scale as a newly public company and beyond;

•        Directly and substantially link rewards to measurable corporate and individual performance;

•        Reinforce alignment of executives with the goal of creating long-term shareholder value; and

•        Start low and grow in progressing overall compensation package value to market.

Long-term incentives for NEOs are emphasized more in our executives’ total compensation packages. The Company believes that the compensation of its executive officers should align the executive officers’ interests with those of our shareholders and focus executive officer behavior on achieving both near-term corporate goals and long-term business and strategies. The Compensation Committee reviews and approves all components of the

Company’s executive officer compensation, and equity incentive compensation being weighted over 50% of their total compensation ensures that its executive officers are motivated over the long term to respond to the Company’s business challenges and opportunities as owners, thereby aligning the executive officers’ interests with those of our shareholders.

The Compensation Committee determined that the structure of our executive compensation policies continues to be appropriately aligned to the achievement of Company goals and objectives and the best interests of shareholders. Corporate performance is taken into account in setting compensation policies and making decisions, which include, but are not limited to, revenue, profitability, annual recurring revenue, and stock price.

Compensation Governance and Best Practices

We are committed to including strong governance standards in our compensation programs. Our key compensation practices include the following:

What We Do		What We Do Not Do
✓	Prioritize performance-based, at-risk compensation	☒	Provide significant perquisites
✓	Emphasize equity compensation to promote executive retention	☒	Permit hedging or pledging of our stock
✓	Engage an independent compensation consultant	☒	Provide single-trigger cash payments upon a change in control
✓	Grant compensation that aligns executives with our goal of creating long-term shareholder value	☒	Provide tax-gross ups

Stockholder Advisory Vote on Executive Compensation

We are asking our stockholders to vote on both the compensation of our NEOs (on an advisory basis) and how often we should hold this vote. We expect that our Compensation Committee will consider the result of the annual Say-on-Pay vote in determining the ongoing design and administration of our executive compensation program.

Determination of Executive Compensation

Role of the Compensation Committee

Our Compensation Committee is responsible for establishing and overseeing our executive compensation programs, and annually reviewing and determining the compensation to be provided to our NEOs.

In setting executive compensation, the Compensation Committee considers a number of factors, including the recommendations of our Chief Executive Officer (other than with respect to his own compensation), current and past total compensation, market compensation data provided by an independent compensation consultant, our financial and operational performance in the most recent fiscal year, and each executive’s impact on our performance. Our Chief Executive Officer makes recommendations based on his evaluation of each executive’s performance, of which he has direct knowledge.

Role of Management

Our executives consulted with the Compensation Committee in 2023 and provided valuable insights into the Company’s operations and future expectations. The Compensation Committee also sought and received feedback from executives regarding how compensation plans should be structured to provide the maximum benefit to the Company. No executives were present during the Compensation Committee’s discussions, deliberations, or decisions regarding his or her own compensation. Also, no executive provided the Compensation Committee with recommendations regarding his or her own compensation.

Role of Compensation Consultant

Compensia (“Compensia” or the “Compensation Consultant”) provides executive consulting services to our Compensation Committee. The Compensation Committee most recently engaged Compensia in November 2021 to provide executive compensation consulting services. At this time, Compensia provided services related to the review of our compensation levels, our equity awards, the structure of our incentive compensation plans, equity ownership, regulatory developments, and our compensation peer group. Compensia did not provide any services to the Company other than its engagement by the Compensation Committee. The Compensation Committee reviewed Compensia’s independence under NASDAQ and SEC rules and concluded that its work has not raised any conflict of interest.

Compensia developed the below peer group in November 2021, which continues to inform our executive compensation programs. Specifically, we use peer group data to obtain compensation benchmarks for our named executive officers, specifically with technology companies, with a focus on software companies, with revenue below $500M and market cap between $500M to $5B.

• AppFolio	• Domo	• Ping Identity Holding	• Riot Blockchain
• Yext	• SPS Commerce	• Cerence	• QAD
• PROS Holdings	• Model N	• PagerDuty	• Upland Software
• Qualys	• SailPoint Technologies	• LivePerson	• Zuora
• Ideanomics	• Momentive Global	• Agilysys

The current executive compensation packages are benchmarked conservatively to be reflective of a newly public company, but also competitive enough to attract and retain the right talent. Our executive compensation decisions are informed by competitive market data in addition to the reviews of individual roles and performance.

We review our compensation levels annually against our peer group and assess executives based on their individual performance and overall company performance. The Compensation Committee, comprised entirely of independent directors, then reviews these recommendations, considers any relevant guidance from the Compensation Consultant, and makes the final decision on compensation for our named executive officers.

Elements of Compensation

Base Salary

Base salary represents the fixed portion of an executive officer’s compensation and is intended to provide compensation for day-to-day performance. At the beginning of 2023, the Company had implemented a Salary Exchange Program (“SEP”) in place from December 1, 2022 through May 31, 2023 where the executives’ salary was reduced by 15% for the duration, and in lieu of this reduction, the equivalent value of the reduction was granted as Restricted Stock Awards at the November 30, 2022 closing price of $1.28 and released and fully vested on August 21, 2023. Dr. Mohajer elected to participate in the 15% reduction but did not receive an equivalent grant. Also, during the annual compensation review of the executive team, no salary increases were put into effect for 2023.

As of December 31, 2023, our NEOs’ annualized base salaries were as follows:

Name	Annualized Base Salary as of December 31, 2023
Dr. Keyvan Mohajer, CEO	$450,000
Nitesh Sharan, CFO	$350,000
Michael Zagorsek, COO	$350,000
Timothy Stonehocker	$335,000
James Hom	$335,000

Annual bonus compensation plan

In 2023, as part of their employment Agreements, executives were eligible for bonuses, as approved by the Compensation Committee and the Board, with pre-established goals and weightings, which were designed to reward achievements based upon quantitative & qualitative Company performance (the “Company Objectives”), and to incentivize and reward NEOs for achieving performance goals that drive Company performance, align pay and performance, and support the long-term growth of the Company.

All incentive payouts are calculated based solely on Company Objectives to closely align compensation with the Company’s performance. The Compensation Committee set thresholds, target, and maximum performance goals, and related payout levels, considering annual cash incentive compensation levels for comparable positions within our peer group. An NEO could earn between 0% and 150% of the NEOs’ Target Award for achievement of Corporate Objectives, dependent upon the level of achieved performance. Our 2023 annual bonus compensation plan included the following goals and weightings:

Metric	Weight	Target	2023 Performance Range	2023 Performance Achievement (earned %)
Revenue	25%	$46.5M	$43M – $50M	$45.9M (91%)
Adjusted EBITDA	25%	$2M	$0 – $4M	($1)M (0%)
Annual Recurring Revenue	25%	$40M	$30M – $50M	$20M (0%)
Individual Performance	25%	N/A	N/A	Each NEO achieved at 100%

Based on the Company’s strong 2023 performance, the following amounts were earned under our annual bonus compensation plan:

Name	Target Bonus	2023 Bonus Earned	2023 Bonus Actually Paid
Dr. Keyvan Mohajer, CEO	$450,000	$215,359	$116,103
Nitesh Sharan, CFO	$210,000	$100,501	$54,181
Michael Zagorsek, COO	$210,000	$100,501	$54,181
Timothy Stonehocker	$167,500	$80,161	$43,216
James Hom	$167,500	$80,161	$43,216

Bonuses were paid in March 2024 based on our 2023 fiscal year performance. Even though revenue performance targets were exceeded, the Compensation Committee reviewed the overall achievement and considered other measures of the Company and determined that 25% pay-out on targets was more aligned with our financial situation. Accordingly, the Compensation Committee exercised its discretion to reduce payouts to 25% of the amount earned for each of our NEOs.

Equity Incentive Compensation

The Compensation Committee believes that equity incentives in the form of service vesting-based restricted stock awards are effective instruments for long-term compensation. Restricted stock awards align individual and team performance with the achievement of the Company’s strategic and financial goals, long-term value creation, and shareholders’ interests. Restricted stock awards are impacted by all stock price changes, so the value to the executive officers is affected by both increases and decreases in stock price from the market price at the date of grant.

In benchmarking against companies in the same industry that are similar in size, value, and market cap, equity incentive awards for 2023 in the form of Restricted Stock Awards were determined by targeting the 50th percentile of our peer group. Total Compensation packages are highly leveraged on equity to provide overall packages that are both competitive to the market, while aligning our status as a newly public company on the path to profitability.

Following the Compensation Committee’s benchmarking and considering the equity awards granted to our NEOs in 2022 in connection with their entering into new employment agreements, the Compensation Committee determined to grant service-based-vesting restricted stock to our NEOs in 2023 to enhance retention. The details of the grants made to each NEO in 2023 are shown in the table below. The awards vest in 36 monthly increments beginning in September 2023. The table below does not include the restricted stock grants made to some of our NEOs pursuant to the salary reduction program discussed above.

Name	Number of Restricted Stock Awards Received in 2023	Value of Restricted Stock Awards Received
Dr. Keyvan Mohajer, CEO	600,000	$1,326,000
Nitesh Sharan, CFO	350,000	$773,500
Michael Zagorsek, COO	350,000	$773,500
Timothy Stonehocker	200,000	$442,000
James Hom	200,000	$442,000

____________

*        Excludes restricted stock awards made pursuant to the salary reduction program.

Retirement Savings, Health, and Welfare Benefits

All full-time employees, including the executive officers, are eligible to participate in the health benefits programs, including medical, dental and vision care coverage, disability and life insurance and the Company’s 401(k) plan.

Other Employee Benefits

We generally do not provide perquisites to our NEOs, and we do not view perquisites or other personal benefits as a significant component of our executive compensation program.

Severance and Change in Control Arrangements

Payments to our NEOs upon a termination of employment are described under the “Potential Payments Upon a Termination or Change in Control” table below. These compensation arrangements are contained in each NEO’s employment agreement and are not a factor in the Compensation Committee’s determination of current-year compensation. These arrangements are the result of arm’s length negotiations.

Other Compensation Policies and Considerations

Derivatives Trading, Hedging, and Pledging Policies

Our insider trading policy prohibits our executive officers and directors from (i) using any strategies or products (including derivative securities, such as put or call options, or short-selling techniques) to hedge against potential changes in the value of our stock and (ii) holding our stock in margin accounts or pledging our stock as collateral for a loan.

Tax and Accounting Considerations

The Compensation Committee considers the tax and accounting consequences of our compensation programs, including the impact of Section 162(m) of the Internal Revenue Code, which generally limits the tax deductibility of compensation paid by public companies to certain executive officers of public companies to $1 million. Our Compensation Committee may exercise business judgment in accordance with its compensation philosophy to award compensation that is not tax deductible if it determines that such award is in the best interests of the Company and our stockholders.

Award Timing

The Compensation Committee does not grant equity awards in anticipation of the release of material nonpublic information. Similarly, we do not time the release of material nonpublic information based on equity award grant dates.

Accounting for Share-Based Compensation

We follow Financial Accounting Standard Board Accounting Standards Codification Topic 718, (“ASC Topic 718”), for our share-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors based on the grant date fair value of these awards. ASC Topic 718 also requires companies to recognize the compensation cost of their share-based compensation awards in their income statements over the period that an executive officer is required to render service in exchange for the option or other award.

Clawback Policy

For information on our Executive Compensation Clawback Policy, see section below entitled “Compensation Recovery and Clawback Policy.”

Executive Compensation

The following table sets forth certain information for the fiscal years ended December 31, 2023, 2022, and 2021, with respect to compensation awarded to, earned by or paid to our named executive officers.

Summary Compensation Table

Name	Fiscal Year	Salary(1)	Bonus	Stock Awards(2)		Option Awards	Non-Equity Incentive Plan Compensation(3)	All Other Compensation	Total
Dr. Keyvan Mohajer,	2023	$421,875	—	$1,326,000	(4)	—	$116,103	—	$1,863,978
CEO	2022	$381,042	—	$10,054,500		—	—	—	$10,435,542
	2021	$260,000	—	—		—	—	—	$260,000
Nitesh Sharan,	2023	$350,000		$773,500	(5)	—	$54,181	—	$1,177,681
CFO	2022	$328,958	$75,000	$4,302,250		—	—	—	$4,706,208
	2021	$83,333	$75,000	—		$952,070	—	—	$1,110,403
Michael Zagorsek,	2023	$350,000	—	$773,500	(6)	—	$54,181	—	$1,177,681
COO	2022	$308,958	—	$4,302,250		—	—	—	$4,611,208
	2021	$240,000	—	—		—	—	—	$240,000
James Hom,	2023	$335,000	—	$442,000	(7)	—	$43,216	—	$820,216
CPO	2022	$302,479	—	$3,426,750		—	—	—	$3,729,229
	2021	$250,000	—	—		—	—	—	$250,000
Timothy Stonehocker,	2023	$335,000	—	$442,000	(8)	—	$43,216	—	$820,216
CTO	2022	$302,479	—	$4,035,235		—	—	—	$4,337,714
	2021	$250,000	—	—		—	—	—	$250,000

____________

(1)      Each of our NEOs participated in a salary reduction program from December 1, 2022 through May 31, 2023, where each NEO elected to forego 15% of his base salary, as described above. Messrs. Sharan, Zagorsek, Hom, and Stonehocker each received restricted stock awards in lieu of their foregone base salary, as shown in the August 21, 2023 grants in the “Grants of Plan-Based Awards” table below. Dr. Mohajer did not receive restricted stock in lieu of his salary reduction.

(2)      The amounts disclosed represent the aggregate grant date fair value of stock awards granted to our named executive officers during the fiscal year ended December 31, 2023 under our 2022 Incentive Plan, calculated in accordance with Financial Accounting Standards Board ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock awards are set forth in the notes to our audited financial statements included elsewhere in this Annual Report. This amount does not reflect the actual economic value that may be realized by the named executive officer.

(3)      As applicable, reflects amounts earned in Fiscal 2023 and paid in March 2024 pursuant to the respective Bonus Plan. For further information please see our CD&A.

(4)      Represents fair value of 600,000 shares of service vesting-based restricted stock granted on August 2023 as part of the company wide annual compensation review. The service vesting-based restricted stock award will vest in equal installments on a monthly schedule on September 1, 2023.

(5)      Represents fair value of 350,000 shares of service vesting-based restricted stock granted on August 2023 as part of the company wide annual compensation review. The service vesting-based restricted stock award will vest 1/36 on a monthly schedule on September 1, 2023 with the remainder vesting over 3 years. Per SEC rules, this amount does not include 22,636 shares of service vesting-based restricted stock granted in August 2023 which was vested immediately, in lieu of the 15% salary reduction from December 2022 through May 2023. This grant is shown below in the “Grants of Plan-Based Awards” table.

(6)      Represents fair value of 350,000 shares of service vesting-based restricted stock granted on August 2023 as part of the company wide annual compensation review. The service vesting-based restricted stock award will vest 1/36 on a monthly schedule on September 1, 2023 with the remainder vesting over 3 years. Per SEC rules, this amount does not include 25,723 shares of service vesting-based restricted stock granted August 2023 which was vested immediately, in lieu of the 15% salary reduction from December 2022 through May 2023. This grant is shown below in the “Grants of Plan-Based Awards” table.

(7)      Represents fair value of 200,000 shares of service vesting-based restricted stock granted on August 2023 as part of the company wide annual compensation review. The service vesting-based restricted stock award will vest 1/36 on a monthly schedule on September 1, 2023 with the remainder vesting over 3 years. Per SEC rules, this amount does not include 22,655 shares of service vesting-based restricted stock granted August 2023 which was vested immediately, in lieu of the 15% salary reduction from December 2022 through May 2023. This grant is shown below in the “Grants of Plan-Based Awards” table.

(8)      Represents fair value of 200,000 shares of service vesting-based restricted stock granted on August 2023 as part of the company wide annual compensation review. The service vesting-based restricted stock award will vest 1/36 on a monthly schedule on September 1, 2023 with the remainder vesting over 3 years. Per SEC rules, this amount does not include 22,458 shares of service vesting-based restricted stock granted August 2023 which was vested immediately, in lieu of the 15% salary reduction from December 2022 through May 2023. This grant is shown below in the “Grants of Plan-Based Awards” table.

Narrative Disclosure to Summary Compensation Table

Agreements with the Company’s Named Executive Officers as of December 31, 2023

On June 2, 2022, our Compensation Committee and full Board approved certain compensation adjustments for its named executive officers. The Company also entered into new employment letter agreements with Dr. Keyvan Mohajer, the Company’s Chief Executive Officer; Mr. Nitesh Sharan, the Company’s Chief Financial Officer, Mr. Michael Zagorsek, the Company’s Chief Operating Officer, Mr. Timothy Stonehocker, the Company’s Chief Technology Officer, and Mr. James Hom, the Company’s Chief Product Officer, which employment agreements replaced and superseded all prior employment agreements with such named executive officers. In addition, the Board adopted and approved a Non-Employee Director Compensation Policy.

Employment Agreement with Keyvan Mohajer, Chief Executive Officer

Under Dr. Mohajer’s employment agreement (the “June 2022 CEO Employment Agreement”), Dr. Mohajer receives a base salary of $450,000. In addition, Dr. Mohajer is eligible to earn an annual incentive bonus, with a target equal to 100% of his annual base salary as then in effect, with a maximum payout at 150% of his annual base salary as then in effect. The annual bonus will be determined by the Company in its sole discretion based upon achievement of performance objectives to be determined by the Company.

The June 2022 CEO Employment Agreement provides for the grant to Dr. Mohajer of 720,000 restricted stock units (the “RSUs”) under the SoundHound AI, Inc. 2022 Incentive Award Plan (the “2022 Incentive Award Plan”), which grant became effective upon the filing of the Company’s Registration Statement on Form S-8 (the “Form S-8”) filed with the SEC on July 20, 2022 to register shares under the 2022 Incentive Award Plan. The RSUs have a 4-year vesting period, vesting in equal quarterly installments with vesting measured from the vesting commencement date of May 1, 2022, subject to continued employment with the Company through each vesting date. In August 2022, Dr. Mohajer was granted an additional 450,000 RSUs under the 2022 Incentive Award Plan. The RSUs have a 10-year term and 3-year vesting period, vesting in equal monthly installments with vesting measured from the vesting commencement date of August 1, 2022, subject to continued employment with the Company through each vesting date.

Dr. Mohajer was also granted 480,000 RSUs that are subject to performance-based vesting (the “PSUs”) under the Incentive Award Plan, which became effective upon the filing of the Form S-8 with the SEC. The PSUs have a four-year performance period and are subject to the following vesting schedule: (i) 25% if the Company achieves $100 million of GAAP revenue in a trailing 12 months; (ii) 25% if the Company is cash-flow positive in a trailing 12 months; (iii) 25% if the Company’s stock price reaches a 90-day average of $15; and (iv) 25% if the Company’s stock price reaches a 90-day average of $20.

In addition, Dr. Mohajer is eligible to participate in the standard benefit plans offered to similarly situated employees by the Company from time to time.

The June 2022 CEO Employment Agreement specifies certain compensation following termination of employment, including potential severance payments of three months of Dr. Mohajer’s then current base salary and payment for three months of any COBRA premiums if Dr. Mohajer’s employment is terminated by the Company without “Cause” (as defined in the 2022 Incentive Award Plan) or if the executive resigns his employment for “Good Reason” (as defined in the employment agreement). If such a qualified termination occurs within three months prior to, or one year after, a Change in Control (as defined the 2022 Incentive Award Plan), the severance period is increased to 12 months of then current base salary and 12 months of COBRA premiums, and vesting will be accelerated for any stock options that have time-based vesting and for the RSUs. The Company may accelerate the vesting of the PSUs in connection with the negotiation of any Change in Control transaction. Any severance is subject to the executive timely delivering a release of claims in favor of the Company.

Dr. Mohajer has also entered into the Company’s standard form of confidential information and inventions assignment agreement.

Employment Agreement with Nitesh Sharan, Chief Financial Officer

Under Mr. Sharan’s employment agreement (the “June 2022 CFO Employment Agreement”), Mr. Sharan receives a base salary of $350,000. In addition, Mr. Sharan is eligible to earn an annual incentive bonus, with a target equal to 60% of his annual base salary as then in effect, with a maximum payout at 150% of his annual base salary as then in effect. The annual bonus will be determined by the Company in its sole discretion, based upon achievement of performance objectives to be determined by the Company.

The June 2022 CFO Employment Agreement provides for a grant to Mr. Sharan of 300,000 RSUs under the 2022 Incentive Award Plan, which grant became effective upon the filing of the Form S-8 with the SEC. The RSUs have a 4-year vesting period vesting in equal quarterly installments with vesting measured from the vesting commencement date of September 15, 2021, subject to continued employment with the Company through each vesting date. In August 2022, Mr. Sharan was granted an additional 225,000 RSUs under the 2022 Incentive Award Plan. The RSUs have a 10-year term and 3-year vesting period, vesting in equal monthly installments with vesting measured from the vesting commencement date of August 1, 2022, subject to continued employment with the Company through each vesting date.

Mr. Sharan was also granted 200,000 PSUs under the 2022 Incentive Award Plan, which grant became effective upon the filing of the Form S-8 with the SEC. The PSUs have a four-year performance period and are subject to the following vesting schedule: (i) 25% if the Company achieves $100 million of GAAP revenue in a trailing 12 months; (ii) 25% if the Company is cash-flow positive in a trailing 12 months; (iii) 25% if the Company’s stock price reaches a 90-day average of $15; and (iv) 25% if the Company’s stock price reaches a 90-day average of $20.

In addition, Mr. Sharan is eligible to participate in the standard benefit plans offered to similarly-situated employees by the Company from time to time.

The June 2022 CFO Employment Agreement specifies certain compensation following termination of employment, including potential severance payments of three months of Mr. Sharan’s then current base salary and payment for three months of any COBRA premiums if Mr. Sharan’s employment is terminated by the Company without “Cause” (as defined in the 2022 Incentive Award Plan) or if the executive resigns his employment for “Good Reason” (as defined in the employment agreement). If such a qualified termination occurs within three months prior to, or one year after, a Change in Control (as defined the 2022 Incentive Award Plan), the severance period is increased to 12 months of then current base salary and 12 months of COBRA premiums, and vesting will be accelerated for any stock options that have time-based vesting and for the RSUs. The Company may accelerate the vesting of the PSUs in connection with the negotiation of any Change in Control transaction. Any severance is subject to the executive timely delivering a release of claims in favor of the Company.

Mr. Sharan has also entered into the Company’s standard form of confidential information and inventions assignment agreement.

Employment Agreement with Michael Zagorsek, Chief Operating Officer

Under Mr. Zagorsek’s employment agreement (the “June 2022 COO Employment Agreement”), Mr. Zagorsek receives a base salary of $350,000. In addition, Mr. Zagorsek is eligible to earn an annual incentive bonus, with a target equal to 60% of his annual base salary as then in effect, with a maximum payout at 150% of his annual base salary as then in effect. The annual bonus will be determined by the Company in its sole discretion, based upon achievement of performance objectives to be determined by the Company.

The June 2022 COO Employment Agreement provides for a grant to Mr. Zagorsek of 300,000 RSUs under the 2022 Incentive Award Plan, which became effective upon the filing of the Form S-8 with the SEC. The RSUs have a 4-year vesting period vesting in equal quarterly installments with vesting measured from the vesting commencement date of May 1, 2022, subject to continued employment with the Company through each vesting date. In August 2022, Mr. Zagorsek was granted an additional 225,000 RSUs under the 2022 Incentive Award Plan. The RSUs have a 10-year term and 3-year vesting period, vesting in equal monthly installments with vesting measured from the vesting commencement date of August 1, 2022, subject to continued employment with the Company through each vesting date.

Mr. Zagorsek was also granted 200,000 PSUs under the 2022 Incentive Award Plan, which grant became effective upon the filing of the Form S-8 with the SEC. The PSUs have a four-year performance period and are subject to the following vesting schedule: (i) 25% if the Company achieves $100 million of GAAP revenue in a trailing 12 months; (ii) 25% if the Company is cash-flow positive in a trailing 12 months; (iii) 25% if the Company’s stock price reaches a 90-day average of $15; and (iv) 25% if the Company’s stock price reaches a 90-day average of $20.

In addition, Mr. Zagorsek is eligible to participate in the standard benefit plans offered to similarly-situated employees by the Company from time to time.

The June 2022 COO Employment Agreement specifies certain compensation following termination of employment, including potential severance payments of three months of Mr. Zagorsek’s then current base salary and payment for three months of any COBRA premiums if Mr. Zagorsek’s employment is terminated by the Company without “Cause” (as defined in the 2022 Incentive Award Plan) or if the executive resigns his employment for “Good Reason” (as defined in the employment agreement). If such a qualified termination occurs within three months prior to, or one year after, a Change in Control (as defined the 2022 Incentive Award Plan), the severance period is increased to 12 months of then current base salary and 12 months of COBRA premiums, and vesting will be accelerated for any stock options that have time-based vesting and for the RSUs. The Company may accelerate the vesting of the PSUs in connection with the negotiation of any Change in Control transaction. Any severance is subject to the executive timely delivering a release of claims in favor of the Company.

Mr. Zagorsek has also entered into the Company’s standard form of confidential information and inventions assignment agreement.

Employment Agreement with Timothy Stonehocker, Chief Technology Officer

Under Mr. Stonehocker’s employment agreement (the “June 2022 CTO Employment Agreement”), Mr. Stonehocker receives a base salary of $335,000. In addition, Mr. Stonehocker is eligible to earn an annual incentive bonus, with a target equal to 50% of his annual base salary as then in effect, with a maximum payout at 150% of his annual base salary as then in effect. The annual bonus will be determined by the Company in its sole discretion, based upon achievement of performance objectives to be determined by the Company.

The June 2022 CTO Employment Agreement provides for a grant to Mr. Stonehocker of 210,000 RSUs under the 2022 Incentive Award Plan, which became effective upon the filing of the Form S-8 with the SEC. The RSUs have a 4-year vesting period vesting in equal quarterly installments with vesting measured from the vesting commencement date of May 1, 2022, subject to continued employment with the Company through each vesting date. In August 2022, Mr. Stonehocker was granted an additional 175,000 RSUs under the 2022 Incentive Award Plan. The RSUs have a 10-year term and 3-year vesting period, vesting in equal monthly installments with vesting measured from the vesting commencement date of August 1, 2022, subject to continued employment with the Company through each vesting date.

Mr. Stonehocker was also granted 140,000 PSUs under the 2022 Incentive Award Plan, which grant became effective upon the filing of the Form S-8 with the SEC. The PSUs have a four-year performance period and are subject to the following vesting schedule: (i) 25% if the Company achieves $100 million of GAAP revenue in a trailing 12 months; (ii) 25% if the Company is cash-flow positive in a trailing 12 months; (iii) 25% if the Company’s stock price reaches a 90-day average of $15; and (iv) 25% if the Company’s stock price reaches a 90-day average of $20.

In addition, Mr. Stonehocker is eligible to participate in the standard benefit plans offered to similarly-situated employees by the Company from time to time.

The June 2022 CTO Employment Agreement specifies certain compensation following termination of employment, including potential severance payments of three months of Mr. Stonehocker’s then current base salary and payment for three months of any COBRA premiums if Mr. Stonehocker’s employment is terminated by the Company without “Cause” (as defined in the 2022 Incentive Award Plan) or if the executive resigns his employment for “Good Reason” (as defined in the employment agreement). If such a qualified termination occurs within three months prior to, or one year after, a Change in Control (as defined the 2022 Incentive Award Plan), the severance period is increased to 12 months of then current base salary and 12 months of COBRA premiums, and vesting will be accelerated for any stock options that have time-based vesting and for the RSUs. The Company may accelerate the vesting of the PSUs in connection with the negotiation of any Change in Control transaction. Any severance is subject to the executive timely delivering a release of claims in favor of the Company.

Mr. Stonehocker has also entered into the Company’s standard form of confidential information and inventions assignment agreement.

Employment Agreement with James Hom, Chief Product Officer

Under Mr. Hom’s employment agreement (the “June 2022 CPO Employment Agreement”), Mr. Hom receives a base salary of $335,000. In addition, Mr. Hom is eligible to earn an annual incentive bonus, with a target equal to 50% of his annual base salary as then in effect, with a maximum payout at 150% of his annual base salary as then in effect. The annual bonus will be determined by the Company in its sole discretion, based upon achievement of performance objectives to be determined by the Company.

The June 2022 CPO Employment Agreement provides for a grant to Mr. Hom of 240,000 RSUs under the 2022 Incentive Award Plan, which became effective upon the filing of the Form S-8 with the SEC. The RSUs have a 4-year vesting period vesting in equal quarterly installments with vesting measured from the vesting commencement date of May 1, 2022, subject to continued employment with the Company through each vesting date. In August 2022, Mr. Hom was granted an additional 175,000 RSUs under the 2022 Incentive Award Plan. The RSUs have a 10-year term and 3-year vesting period, vesting in equal monthly installments with vesting measured from the vesting commencement date of August 1, 2022, subject to continued employment with the Company through each vesting date.

Mr. Hom was also granted 160,000 PSUs under the 2022 Incentive Award Plan, which grant became effective upon the filing of the Form S-8 with the SEC. The PSUs have a four-year performance period and are subject to the following vesting schedule: (i) 25% if the Company achieves $100 million of GAAP revenue in a trailing 12 months; (ii) 25% if the Company is cash-flow positive in a trailing 12 months; (iii) 25% if the Company’s stock price reaches a 90-day average of $15; and (iv) 25% if the Company’s stock price reaches a 90-day average of $20.

In addition, Mr. Hom is eligible to participate in the standard benefit plans offered to similarly-situated employees by the Company from time to time.

The June 2022 CPO Employment Agreement specifies certain compensation following termination of employment, including potential severance payments of three months of Mr. Hom’s then current base salary and payment for three months of any COBRA premiums if Mr. Hom’s employment is terminated by the Company without “Cause” (as defined in the 2022 Incentive Award Plan) or if the executive resigns his employment for “Good Reason” (as defined in the employment agreement). If such a qualified termination occurs within three months prior to, or one year after, a Change in Control (as defined the 2022 Incentive Award Plan), the severance period is increased to 12 months of then current base salary and 12 months of COBRA premiums, and vesting will be accelerated for any stock options that have time-based vesting and for the RSUs. The Company may accelerate the vesting of the PSUs in connection with the negotiation of any Change in Control transaction. Any severance is subject to the executive timely delivering a release of claims in favor of the Company.

Mr. Hom has also entered into the Company’s standard form of confidential information and inventions assignment agreement.

Grants of Plan-Based Awards

The following table sets forth certain information regarding each grant of plan-based awards made to a named executive officer in the last completed fiscal year under any plan, including awards that subsequently have been transferred.

Name	Grant date	Estimated future payouts under non-equity incentive plan awards (3)			All other stock awards: Number of shares of stock or units (#)		Grant date fair value of stock and option awards
		Threshold ($)	Target ($)	Maximum ($)
Dr. Keyvan Mohajer, CEO	February 28, 2023	$—	$450,000	$675,000
	August 3, 2023	—	—	—	600,000	(1)	$1,326,000
Nitesh Sharan, CFO	February 28, 2023	$—	$210,000	$315,000
	August 3, 2023	—	—	—	350,000	(1)	$773,500
	August 21, 2023	—	—	—	22,636	(2)	$53,421
Michael Zagorsek, COO	February 28, 2023	$—	$210,000	$315,000
	August 3, 2023	—	—	—	350,000	(1)	$773,500
	August 21, 2023	—	—	—	25,723	(2)	$60,706
Timothy Stonehocker, CTO	February 28, 2023	$—	$167,500	$251,250
	August 3, 2023	—	—	—	200,000	(1)	$442,000
	August 21, 2023	—	—	—	22,458	(2)	$53,001
James Hom, CPO	February 28, 2023	$—	$167,500	$251,250
	August 3, 2023	—	—	—	200,000	(1)	$442,000
	August 21, 2023	—	—	—	22,655	(2)	$53,466

____________

(1)      Service vesting-based restricted stock granted on August 3, 2023 as part of the company wide annual compensation review. The service vesting-based restricted stock award will vest 1/36 on a monthly schedule on September 1, 2023 with the remainder vesting over 3 years.

(2)      Service vesting-based restricted stock granted on August 21, 2023 vesting immediately, in lieu of the 15% salary reduction from December 2022 through May 2023.

(3)      Despite our strong 2023 performance, our Compensation Committee exercised its discretion to reduce payouts under our 2023 non-equity incentive plan awards to 25% of our NEOs’ target amounts.

Outstanding Equity Awards at 2023 Fiscal Year End

The following table presents information regarding outstanding equity awards held by the Company’s named executive officers as of December 31, 2023.

	Option awards
Name	Number of securities underlying unexercised options (#) exercisable(1)	Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Dr. Keyvan Mohajer, CEO	833,435	—		—	$2.18	3/28/2027
Nitesh Sharan, CFO	173,632	135,045	(2)	—	$7.51	9/27/2031
Michael Zagorsek, COO	416,718				$2.16	7/26/2026
	138,906				$2.18	9/6/2027
	138,907				$2.90	8/15/2029
	351,893	92,606	(3)		$3.67	10/27/2020
Timothy Stonehocker, CTO	222,250				$1.39	5/19/2025
	416,719				$2.18	12/15/2026
	166,688				$2.90	8/15/2029
James Hom, CPO	—				—	—

____________

(1)      Awards are fully vested.

(2)      Grant Date of September 27, 2021; four year vesting schedule, under which 25% will vest 12 months after the grant date, and 3/48th of the shares will vest at the end of each quarter thereafter.

(3)      Grant Date of October 27, 2020; four year vesting schedule, under which 1/48th of the shares will vest at the end of each month thereafter.

	Stock Awards
Name	Grant Date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested(1)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested(2) ($)
Dr. Keyvan Mohajer, CEO	7/20/2022(3)	435,000	$922,200	480,000	$1,017,600
	9/7/2022(4)	250,000	$530,000
	8/3/2023(4)	533,333	$1,130,666

Nitesh Sharan, CFO	7/20/2022(3)	131,250	$278,250	200,000	$424,000
	9/7/2022(4)	125,000	$265,000
	8/3/2023(4)	311,111	$659,555

Michael Zagorsek, COO	8/4/2022(3)	181,250	$384,250	200,000	$424,000
	9/7/2022(4)	125,000	$265,000
	8/3/2023(4)	311,111	$659,555

James Hom, CPO	8/4/2022(3)	145,000	$307,400	160,000	$339,200
	9/7/2022(4)	97,222	$206,111
	8/3/2023(4)	177,778	$376,889

Timothy Stonehocker, CTO	8/4/2022(3)	126,875	$268,975	140,000	$296,800
	9/7/2022(4)	97,222	$206,111
	8/3/2023(4)	177,778	$376,889

____________

(1)      PSU awards with performance goals not currently expected to be achieved but reported above in accordance with SEC rules. The PSUs have a four-year performance period and are subject to the following vesting schedule: (i) 25% if the Company achieves $100 million of GAAP revenue in a trailing 12 months; (ii) 25% if the Company is cash-flow positive in a trailing 12 months; (iii) 25% if the Company’s stock price reaches a 90-day average of $15; and (iv) 25% if the Company’s stock price reaches a 90-day average of $20.

(2)      The dollar amounts shown in Market Value columns determined by multiplying the number of shares or units shown in ‘share or units’ columns, as applicable, by $2.12, the closing price of our common stock on December 29, 2023.

(3)      Vesting in equal monthly installments over 4 years (48 months) from the grant date listed.

(4)      Vesting in equal monthly installments over 3 years (36 months) from the grant date listed.

Option Exercises and Stock Vested at 2023 Fiscal Year End

The following Option Exercises and Stock Vested table sets forth certain information regarding each exercise of stock options and each vesting of restricted stock during the last completed year for each of the named executive officers on an aggregated basis.

	Option awards			Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)		Number of shares acquired on vesting (#)	Value realized on vesting ($)
Dr. Keyvan Mohajer, CEO	157,905	$426,899	(1)	396,667	$949,926
Nitesh Sharan, CFO	—	—		211,525	$505,475
Michael Zagorsek, COO	—	—		214,612	$511,228
Timothy Stonehocker, CTO	—	—		155,514	$372,362
James Hom, CPO	—	—		163,211	$391,252

____________

(1)      Includes 49,978 shares acquired on June 20, 2023 with a FMV of $4.05, 45,525 shares acquired on September 20, 2023 with a FMV of $2.08 and 62,402 shares acquired December 20, 2023 with a FMV of $2.08.

Pension Benefits

The Company has no defined benefit plans or other supplemental retirement plans for the named executive officers.

Nonqualified Deferred Compensation

The Company has no nonqualified defined contribution plans or other nonqualified deferred compensation plans for the named executive officers.

Potential Payments Upon a Termination or Change in Control

Payments to our NEOs upon a termination of employment are described under the “Potential Payments Upon a Termination or Change in Control” table below. The benefits payable upon termination were determined through arm’s length negotiations in connection with each NEO entering into an employment letter agreement with the Company. Any amounts that could be received upon termination or change in control are subject to a full release of claims in favor of the Company.

NAME	BASE SALARY CONTINUATION ($)(1)	ANNUAL CASH BONUS CONTINUATION ($)	ACCRUED ANNUAL CASH BONUS ($)	ACCELERATION/ CONTINUED VESTING & EXERCISABILITY OF UNVESTED STOCK OPTIONS(2) ($)	ACCELERATION/ CONTINUED VESTING OF UNVESTED STOCK UNITS(3) ($)	HEALTH BENEFIT CONTINUATION(4) ($)	TOTAL ($)
Dr. Keyvan Mohajer, CEO
Without Cause/With Good Reason(1)	$112,500	$0	$450,000	—	—		$562,500
Change in Control(2)	$450,000	$0	$450,000	—	$3,600,466	$8,746	$4,509,212
Nitesh Sharan, CFO
Without Cause/With Good Reason	$87,500	$0	$210,000	—	—		$297,500
Change in Control	$350,000	$0	$210,000	$0	$1,626,805	$5,041	$2,191,847
Michael Zagorsek, COO
Without Cause/With Good Reason	$87,500	$0	$210,000	—	—		$297,500
Change in Control	$350,000	$0	$210,000	$0	$1,732,805	$6,099	$2,298,905
Timothy Stonehocker, CTO
Without Cause/With Good Reason	$83,750	$0	$167,500	—	—		$251,250
Change in Control	$335,000	$0	$167,500	—	$1,148,775	$0.00	$1,651,275
James Hom, CPO
Without Cause/With Good Reason	$83,750	$0	$167,500	—	—		$251,250
Change in Control	$335,000	$0	$167,500	—	$1,229,600	$0.00	$1,732,100

____________

(1)      The Company will pay an amount equal to 3 months of the NEOs’ then current base salary

(2)      Based on the closing market price of a share of our Class A common stock as of December 29, 2023 ($2.12), minus, in the case of stock options, the exercise price.

(3)      The Company will accelerate the vesting of any stock options that have time-based vesting and the RSUs such that will be deemed vested (as of the date of employment terminates). The Company may accelerate the vesting of PSUs in connection with the negotiation of any Change in Control transaction.

(4)      The Company will pay the entire COBRA premiums necessary to continue health insurance coverage in effect for the executive and eligible dependents on the termination date until the earliest of (A) the close of the 3 months period following the termination of employment, (B) the expiration of eligibility for the continuation coverage under COBRA, and (C) the date when becoming eligible for substantially equivalent health insurance coverage in connection with new employment.

CEO Pay Ratio

Pursuant to a mandate of the Dodd-Frank Act, the SEC adopted a rule requiring that we annually disclose the ratio of our median employee’s total annual compensation to the total annual compensation of our CEO, Keyvan Mohajer, who is also our principal executive officer (the “CEO Pay Ratio”).

The Company’s compensation and benefits philosophy and the overall structure of the compensation and benefit programs are broadly similar across the organization and aim to encourage and reward all employees who contribute to the Company’s success. The Company strives to ensure the pay of every employee reflects the level of his or her job impact and responsibilities and is competitive within the Company’s peer group. Compensation rates are benchmarked and are generally set to be market-competitive in the country in which the jobs are performed. The Company’s ongoing commitment to pay equity is critical to successfully supporting a diverse workforce with opportunities for all employees to grow, develop, and contribute.

We identified the median employee using annual total compensation, as determined pursuant to the Company’s tax and payroll records. We then determined the median employee’s compensation in accordance with Item 402(c)(2)(x) of Regulation S-K, as if the median employee’s pay were reportable in the Summary Compensation Table. Salary and wages were annualized for any permanent employees hired during the most recent fiscal year. A total of 259 employees globally who were employed by the Company on December 31, 2023, the last day of the Company’s fiscal year, were included in the determination of this calculation (including all employees, whether employed on a full-time, part-time, seasonal or temporary basis).

As illustrated in the table below, the Company’s 2023 CEO Pay Ratio was approximately 12:1.

Dr. Keyvan Mohajer, CEO 2023 Compensation	$	$1,863,978
Median Employee 2023 Compensation	$	156,472
CEO Pay Ratio		12:1

Pay Versus Performance

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information regarding executive pay and performance. The table below shows pay both as reported in the Summary Compensation Table for the applicable fiscal year and as “compensation actually paid” (or “CAP”) for our principal executive officer and as an average of all of our other NEOs (the “Non-PEO NEOs”) for the applicable fiscal year. Both the Summary Compensation Table pay and CAP are calculated in accordance with the requirements of Regulation S-K and may differ substantially from the manner in which the Compensation Committee makes decisions regarding executive pay. We describe the Compensation Committee’s decision-making process for executive compensation above in the CD&A.

Year	Summary Compensation Total Compensation for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total Compensation Paid to Non- PEO NEOs(1)	Average Compensation Actually Paid to Non-CEO NEOs(2)	Value of Initial Fixed $100 Investment Based On:		Net Income(4)	[Company-Selected Metric](5)
					Total Shareholder Return(3)	Peer Group Total Shareholder Return(3)
2023	$1,863,978	$998,949	—	—	—	—	—	—
2022	$10,435,542	—	—	—	—	—	—	—
2021	$260,000	—	—	—	—	—	—	—

____________

(1)      For 2023, our PEO was Dr. Mohajer, and our Non-PEO NEOs were Messrs. Sharan, Zagorsek, Hom, and Stonehocker. For 2022, our PEO was Dr. Mohajer, and our Non-PEO NEOs were Messrs. Sharan and Irani. For 2021, our PEO was Dr. Mohajer, and our Non-PEO NEOs were Messrs. Sharan and Irani.

(2)      The following table describes the adjustments to the Summary Compensation Table total pay for our PEO, as well as the average for our Non-PEO NEOs, to determine CAP, which has been computed in accordance with Item 402(v). Amounts do not reflect actual compensation earned or paid to our NEOs during the applicable year.

	PEO			Average of Non-PEO NEOs
Year in Table:	2023	2022	2021	2023	2022	2021
Total Compensation as reported in the Summary Compensation Table (“SCT”)	—	—	—	—	—	—
Less: Grant Date Fair Value of Equity Awards as reported in SCT	—	—	—	—	—	—
Add: Year-End Fair Value of Equity Awards Granted in the Year	—	—	—	—	—	—
Add: Change in Fair Value of Outstanding and Unvested Equity Awards	—	—	—	—	—	—
Add: Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	—	—	—	—	—	—
Add: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	—	—	—	—	—	—
Compensation Actually Paid	—	—	—	—	—	—

(3)      The amounts reflect the cumulative total shareholder return (TSR) of our common stock and [peer group] at the end of each fiscal year. The TSR value listed in each year reflects what the cumulative value of $100 would be if invested on [either share price on December 31, 2020 or later date if IPO was after that].

(4)      The dollar amounts reported represent the net income reflected in the Company’s audited financial statements for the applicable year.

(5)      While we use many financial and non-financial metrics to develop our executive compensation programs, [Company-Selected Measure] is the financial performance measure that, in our assessment, represents the most important financial performance measure used to link compensation actually paid to NEOs to company performance in our most recently completed fiscal year.

[INSERT GRAPHS]

Tabular List of Financial Performance Measures

We believe the following performance measures represent the most important financial performance measures used by us to link compensation actually paid to our NEOs for our most recently completed fiscal year:

•        Revenue

•        Adjusted EBITDA

•        Annual Recurring Revenue

Director Compensation

On June 2, 2022, our Board adopted and approved a director compensation policy, which provides to each of the non-employee directors (i) an annual retainer of $32,000, payable quarterly (ii) additional annual cash retainers, payable quarterly, for committee service as follows: (A) Chair of the Audit Committee: $20,000; (B) member of the Audit Committee: $10,000; (C) Chair of the Compensation Committee: $14,500; (D) member of the Compensation Committee: $7,300; (E) Chair of the Nominating and Corporate Governance Committee: $7,500; and (F) member of the Nominating and Corporate Governance Committee: $3,800; (iii) an initial grant of restricted stock units having a grant day value of $380,000, although a director may elect to receive half of the initial grant in nonqualified stock options, which initial grant shall vest over three years; (iv) an annual grant of restricted stock units having a grant day value of $165,000, which shall vest over four quarters; and (iv) travel expense reimbursement. In the event of a Change in Control (as defined in the 2022 Incentive Award Plan), any then-unvested initial grant or annual RSU grant will fully vest (and become exercisable, in the case of an option) as of immediately prior to the effective time of such transaction, subject to the outside director’s continuous board service through the effective date of such transaction.

The following table sets forth information regarding compensation earned by our non-employee directors for the year ended December 31, 2023.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)		Option Awards ($)	Total ($)
Eric Ball	63,100	216,500	(2)	—	279,600
Larry Marcus	64,000	216,500	(3)	—	280,500
Diana Sroka	42,000	216,500	(4)	—	258,500

____________

(1)      Stock Awards granted June 29, 2023 were 48,111 RSUs with a value of $3.43 determined by trailing 20-day average trading price prior to grant date. The values reported here are the aggregate grant date fair values of such awards computed in accordance with FASB ASC Topic 718.

(2)      Eric Ball has 39,990 stock options and 41,083 Restricted Stock Awards unvested outstanding.

(3)      Larry Marcus has 58,111 Restricted Stock Awards unvested outstanding.

(4)      Diana Sroka has 39,990 Stock Options and 41,083 Restricted Stock Awards unvested outstanding.

Compensation Recovery and Clawback Policy

Under the Sarbanes-Oxley Act, in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our executive officers. The SEC also recently adopted rules which direct national stock exchanges to require listed companies to implement policies intended to recoup bonuses paid to executives if the company is found to have misstated its financial results.

On November 2, 2023, our board of directors approved the adoption of the Executive Compensation Clawback Policy (the “Clawback Policy”), in order to comply with the final clawback rules adopted by the SEC under Rule 10D-1 under the Exchange Act and the listing standards, as set forth in the Nasdaq Listing Rule 5608 (the “Final Clawback Rules”).

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from our current and former executive officers as defined in Rule 10D-1 (“Covered Officers”) in the event that we are required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, our Board may recoup from the Covered Officers erroneously awarded incentive compensation received within a lookback period of the three completed fiscal years preceding the date on which we are required to prepare an accounting restatement.

Risk Considerations

[The Compensation Committee has reviewed the Company’s compensation programs and concluded that these programs do not create risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee believes that the following risk oversight and compensation design features safeguard against excessive risk-taking:

•        A substantial portion of employees’ and officers’ compensation is delivered in the form of equity awards, which serves to align their interests with those of our stockholders.

•        [Company to insert others. See “Risk Considerations” section of Alphabet proxy example]]

Security Ownership of Certain Beneficial Owner and Management and Related Stockholder Matters

The following table sets forth information known to the Company regarding beneficial ownership of shares of the Company’s Class A Common Stock and Class B Common Stock as of April 15, 2024 by:

•        each person known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding Class A Common Stock and Class B Common Stock;

•        each of the Company’s named executive officers and directors; and

•        all executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options, warrants and certain other derivative securities that are currently exercisable or will become exercisable within 60 days.

The percentage of beneficial ownership is based on 320,450,411 shares of Common Stock issued and outstanding as of April 15, 2024, which calculation includes (i) 287,715,003 shares of the Company’s Class A Common Stock and (ii) 32,735,408 shares of the Company’s Class B Common Stock. Voting power represents the combined voting power of shares of Class A Common Stock and Class B Common Stock owned beneficially by such person. On all matters to be voted upon, subject to the rights of any holders of any series of preferred stock, holders of shares of Class A Common Stock and Class B Common Stock will vote together as a single class on all matters submitted to the stockholders for their vote or approval. Holders of Class A Common Stock are entitled to one vote per share on all matters submitted to the stockholders for their vote or approval. Holders of Class B Common Stock are entitled to ten votes per share on all matters submitted to stockholders for their vote or approval.

In accordance with SEC rules, shares of our Class A Common Stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days after April 15, 2024 are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.

Unless otherwise indicated, the business address of each of the entities, directors and executives in this table is 5400 Betsy Ross Drive, Santa Clara, CA 95054. Unless otherwise indicated and subject to community property laws and similar laws, the Company believes that all parties named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

	Beneficial Ownership Table
Name of Beneficial Owners	Number of Shares of Class A Common Stock	% Class	Number of Shares of Class B Common Stock	% Class	% of Total Voting Power
Directors and Executive Officers
Dr. Keyvan Mohajer(1)	1,017,933	*	14,139,064	43.2%	23.1%
James Hom(2)	168,191	*	2,012,588	6.1%	3.3%
Larry Marcus(3)	312,230	*	—	—	*
Diana Sroka(4)	145,556	*	—	—	*
Dr. Eric Ball(5)	691,079	*	—	—	*
Dr. Seyed Majid Emami(6)	806,740	*	16,583,756	50.7%	27.1%
Timothy Stonehocker(7)	1,475,116	*	—	—	*
Nitesh Sharan(8)	616,546	*	—	—	*
Michael Zagorsek(9)	1,394,811	*	—	—	*
All directors and executive officers as a group (9 individuals)	6,628,202	2.3%	32,735,408	100.0%	53.9%
5% Holders
—	—	—	—	—	—

____________

*        Less than 1%.

(1)      Includes 833,435 shares of Class A Common Stock that are issuable upon exercise of stock options which are currently exercisable and 88,334 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of April 15, 2024.

(2)      Includes 30,834 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of April 15, 2024.

(3)      Includes 4,007 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of April 15, 2024 and 258,117 shares of Class A Common Stock held by Marcus Family Trust, dated 7/8/04, of which Larry Marcus is a co-trustee. Mr. Marcus disclaims beneficial ownership of the shares held by the trust except to the extent of any pecuniary interest he may have therein. Does not include securities held of record by Walden Sprout Opportunities Fund-A, LLC because Mr. Marcus is one of three managing members of such fund, he is not deemed to be a beneficial owner of the securities held by such fund. Mr. Marcus’s business address is 2105 Woodside Rd, Woodside, CA 94062.

(4)      Includes 58,809 shares of Class A Common Stock that are issuable upon exercise of stock options which are exercisable within 60 days of April 15, 2024 and 2,003 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of April 15, 2024.

(5)      Includes 58,809 shares of Class A Common Stock that are issuable upon exercise of stock options which are exercisable within 60 days of April 15, 2024, 2,003 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of April 15, 2024, 100,020 shares of Class A Common Stock issuable upon conversion of 3,334 shares of Series A Preferred Stock which are convertible within 60 days of April 15, 2024 and 580,250 shares of Class A Common Stock held of record by the Ball Axline Living Trust (dated July 22, 2014) of which Mr. Ball is a joint trustee. Mr. Ball disclaims beneficial ownership of the shares held by the trust except to the extent of any pecuniary interest he may have therein.

(6)      Includes 666,748 shares of Class A Common Stock that are issuable upon exercise of stock options which are currently exercisable and 30,834 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of April 15, 2024.

(7)      Includes 805,657 shares of Class A Common Stock that are issuable upon exercise of stock options that are currently exercisable or exercisable within 60 days of April 15, 2024, and 29,854 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of April 15, 2024

(8)      Includes 205,787 shares of Class A Common Stock that are issuable upon exercise of stock options which are currently exercisable or exercisable within 60 days of April 15, 2024, 38,194 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of April 15, 2024 and 100,020 shares of Class A Common Stock issuable upon conversion of 3,334 shares of Series A Preferred Stock which are convertible within 60 days of April 15, 2024.

(9)      Consists of 1,101,987 shares of Class A Common Stock that are issuable upon exercise of stock options which are currently exercisable or exercisable within 60 days of May 15, 2023 and 44,444 shares of Class A Common Stock issuable upon vesting of outstanding RSUs that vest within 60 days of April 15, 2024.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information as of December 31, 2023 relating to all our equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (in thousands)	Weighted Average Exercise Price of Outstanding Options	Number of Granted Restricted Stock Awards Outstanding (in thousands)	Number of Securities Remaining Available for Future Issuance (in thousands)
Equity compensation plans approved by security holders	25,420	$3.74	16,716	4,570
Equity compensation plans not approved by security holders	—	$—	—	—
Total	25,420	$3.74	16,716	4,570

Changes in Control

The Company knows of no arrangements resulting in a change in control of the Company. No officer, director, promoter, or affiliate of the Company has, or proposes to have, any direct or indirect material interest in any asset proposed to be acquired by the Company through security holdings, contracts, options, or otherwise.

Certain Relationships and Related Transactions, and Director Independence

The following is a description of each transaction since January 1, 2023 and each currently proposed transaction in which:

•        SoundHound has been or is to be a participant;

•        the amount involved exceeded or exceeds $120,000; and

•        any of SoundHound or Legacy SoundHound’s directors, executive officers or holders of more than 5% of its capital stock prior to the Business Combination, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Since January 1, 2023, in connection with the equity financing rounds in which SoundHound or Legacy SoundHound has engaged since that date, the following agreements have been entered into (all of which are with investors in such financings, including holders of more than 5% of SoundHound’s capital stock or Legacy SoundHound’s capital stock at the time of such agreements.

Financing

On or around January 20, 2023, SoundHound entered into Preferred Stock Purchase Agreements with certain investors pursuant to which the Company issued and sold to the investors an aggregate of 835,011 shares of its newly designated Series A Preferred Stock for an aggregate issue price of approximately $25 million (see “Recent Developments” in the “Prospectus Summary” for more information regarding the Transaction). Our Chief Financial Officer, Nitesh Sharan, and one of our directors, Eric Ball, each participated in the Transaction, purchasing 3,334 shares of Series A Preferred Stock each for $100,000 each.

Policies and Procedures for Related Party Transactions

In connection with the Business Combination, SoundHound has adopted a written related person transaction policy that sets forth the following policies and procedures for the identification, review, consideration and approval or ratification of related person transactions. SoundHound’s policies and procedures are designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time.

A “Related Person Transaction” is a transaction, arrangement or relationship in which SoundHound or any of its subsidiaries was, is or will be a participant, the amount of which involved exceeds the lesser of $120,000 or one percent of the average of SoundHound’s total assets at year-end for the last two completed fiscal years, and in which any related person had, has or will have a direct or indirect material interest. Transactions involving compensation for services provided to SoundHound as an employee or director are not covered by this policy. A “Related Person” means:

•        any person who is, or at any time during the applicable period was, one of SoundHound’s officers or one of the SoundHound’s directors;

•        any person who is known by SoundHound to be the beneficial owner of more than five percent (5%) of its voting stock;

•        any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than five percent (5%) of its voting stock, and any person (other than a tenant or employee) sharing the household of such director, officer or beneficial owner of more than five percent (5%) of its voting stock; and

•        any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a ten percent (10%) or greater beneficial ownership interest.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, SoundHound’s management must present information regarding the related person transaction to the Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of the Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to SoundHound of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, SoundHound will collect information that SoundHound deems reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable SoundHound to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under SoundHound’s Code of Conduct, SoundHound’s employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, the Audit Committee, or other independent body of the Board, will take into account the relevant available facts and circumstances including, but not limited to:

•        the risks, costs and benefits to SoundHound;

•        the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•        the availability of other sources for comparable services or products; and

•        the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, the Audit Committee, or other independent body of the Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, SoundHound’s best interests and those of SoundHound’s stockholders, as the Audit Committee, or other independent body of the Board, determines in the good faith exercise of its discretion.

All of the transactions described in this section prior to the date of the Business Combination were entered into prior to the adoption of this policy.

Certain of the foregoing disclosures are summaries of certain provisions of our related party agreements, and are qualified in their entirety by reference to all of the provisions of such agreements. Because these descriptions are only summaries of the applicable agreements, they do not necessarily contain all of the information that you may find useful. Copies of certain of the agreements (or forms of the agreements) have been filed as exhibits to the registration statement of which this prospectus is a part, and are available electronically on the website of the SEC at www.sec.gov.

Director Independence

Our Board is responsible for determining the independence of our directors. For purposes of determining director independence, our Board has applied the definitions set forth in Nasdaq Listing Rule 5605(a)(2) and the related rules of the SEC. Based upon its evaluation, our Board has affirmatively determined that the following directors meet the standards of independence: Dr Eric Ball, Larry Marcus and Diana Sroka.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE
COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2024

Appointment of Independent Registered Public Accounting Firm

The Audit Committee appoints our independent registered public accounting firm. In this regard, the Audit Committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the Audit Committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s capabilities relative to our business; and the firm’s knowledge of our operations. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 2023. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the Audit Committee has appointed PricewaterhouseCoopers LLP. to serve as our independent registered public accounting firm for the year ending December 31, 2024. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the Audit Committee to consider its appointment for future years. Prior to the appointment of PricewaterhouseCoopers LLP, Armanino LLP served as the Company’s independent registered public accounting firm from 2020 through 2023.

A representatives of PricewaterhouseCoopers LLP is not expected to attend the Annual Meeting; however, if a representative is present, they will have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions.

Audit, Audit-Related and All Other Fees

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements, reviews of our quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings. The aggregate fees billed by PricewaterhouseCoopers LLP for audit fees, inclusive of required filings with the SEC for the year ended December 31, 2023 totaled $1,651,835. The aggregate fees billed by Armanino LLP for audit fees, inclusive of required filings with the SEC for the year ended December 31, 2022 totaled $1,092,000.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” There were no audit-related fees billed by PricewaterhouseCoopers LLP for the year ended December 31, 2023. There were no audit-related fees billed by Armanino LLP for the year ended December 31, 2022.

Tax Fees

Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. There were no tax fees billed by PricewaterhouseCoopers LLP for the year ended December 31, 2023. The aggregate fees billed by Armanino LLP for tax fees for the year ended December 31, 2022 totaled $114,000.

All Other Fees

An aggregate of $2,000 was billed by PricewaterhouseCoopers LLP as other fees for the year ended December 31, 2023. There were no other fees billed by Armanino LLP for the year ended December 31, 2022.

Pre-Approval Policy

Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed our financial statements for the fiscal year ended December 31, 2023 with both management and PricewaterhouseCoopers LLP, our independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that our financial statements for the fiscal year ended December 31, 2023 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with our independent registered public accounting firm, with and without management present, to discuss the results of their annual audit and quarterly reviews, our internal controls and the overall quality of our financial reporting. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered and discussed with PricewaterhouseCoopers LLP, Certified Public Accountants, such firm’s independence and the compatibility of the non-audit services provided by the firm with its independence.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Submitted by the Audit Committee of the Board of Directors

Dr. Eric Ball (Chair of the Audit Committee)
Larry Marcus
Diana Sroka

Required Vote

Ratification of the appointment by the Audit Committee of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 requires. The affirmative vote of the holders of a majority of the Common Stock represented and entitled to vote at the Annual Meeting .

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT BY THE BOARD OF PricewaterhouseCoopers LLP, CERTIFIED PUBLIC ACCOUNTANTS AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING December 31, 2024.

PROPOSAL 3
APPROVAL ON AN ADVISORY BASIS OF THE COMPENSATION OF
NAMED EXECUTIVE OFFICERS

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, the following proposal, commonly known as a “Say on Pay” proposal, enables our stockholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules.

Our goal for our executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for our success, and thereby increase stockholder value. We believe that our executive compensation program satisfies this goal and is strongly aligned with the long-term interests of our stockholders. We urge stockholders to read the section titled “Executive Officer and Director Compensation” elsewhere in this proxy statement for additional details about our executive compensation programs, including information about the compensation of our named executive officers in 2023.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This “say-on-pay” proposal gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers described in this proxy statement. Accordingly, we will ask our stockholders to vote FOR the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of SoundHound AI, Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the SoundHound AI, Inc. proxy statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC.”

This say-on-pay vote is advisory, and therefore, is not binding on us, our Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders, and to the extent that this resolution is not approved by a majority of the votes properly cast, we may review and consider the results of this advisory vote in future compensation deliberations.

Required Vote

The affirmative vote of the holders of a majority of the Common Stock represented and entitled to vote at the Annual Meeting is required to approve, on a non-binding, advisory basis, the compensation of our named executive officers.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NON-BINDING, ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4
CONDUCTING FUTURE STOCKHOLDER ADVISORY VOTES ON
THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Under the Dodd-Frank Act, public companies are generally required to include in their proxy solicitations, at least once every six years, an advisory vote on whether an advisory vote on named executive officer compensation (such as the say-on-pay proposal that is included in this proxy statement) should occur every one, two or three years. It is management’s belief, and the recommendation of our Board, that this non-binding advisory vote should occur every three years.

We believe we have effective executive compensation practices. Our Board believes that providing our stockholders with an advisory vote on named executive officer compensation every three years will encourage a long-term approach to evaluating our executive compensation policies and practices. In contrast, focusing on executive compensation over an annual or biennial period would focus on short-term results rather than long-term value creation, which is inconsistent with our compensation philosophy, and could be detrimental to us, our employees and our financial results.

Moreover, our Board does not believe that a short review cycle will allow for a meaningful evaluation of our performance against our compensation practices, as any adjustment in pay practices would take time to implement and to be reflected in our financial performance and in the price of our Common Stock. As a result, an advisory vote on executive compensation more frequently than every three years would not, in our judgment, allow stockholders to compare executive compensation to our performance.

Lastly, we believe that conducting an advisory vote on executive compensation every three years would allow us adequate time to compile meaningful input from stockholders on our pay practices and respond appropriately. This would be more difficult to do on an annual or biennial basis, and we believe that both we and our stockholders would benefit from having more time for a thoughtful and constructive analysis and review of our compensation policies.

For the above reasons, our Board recommends that stockholders approve holding an advisory vote on named executive officer compensation every three years.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years, or you may abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the option of once every year, two years, or three years, that receives the highest number of votes cast for this resolution will be determined to be the stockholders’ preferred frequency with which SoundHound AI, Inc. is to hold a stockholder advisory vote regarding the executive compensation of its named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules.”

Required Vote

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on the compensation of our named executive officers that has been selected by stockholders. However, because the vote on this proposal is only advisory in nature and is not binding on us or our Board, our Board will review and consider the results of the vote, but may decide that it is in our best interests and the best interests of our stockholders to hold an advisory vote on the compensation of our named executive officers more or less frequently than the option approved by our stockholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR “3 YEARS” FOR THE FREQUENCY OF CONDUCTING FUTURE STOCKHOLDER ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION.

OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date. Proxies in the form enclosed, unless previously revoked, will be voted at the Annual Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Board.

Securities Outstanding; Votes Required

As of the close of business on the Record Date there were an aggregate of 320,450,411 shares of Common Stock outstanding, consisting of 287,715,003 shares of Class A Common Stock and 32,735,408 shares of Class B Common Stock. Stockholders are entitled to one vote for each share of Class A Common Stock owned and 10 votes for each share of Class B Common Stock owned. In the election of directors, the five persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected. The affirmative vote of the holders of a majority of the Common Stock represented and entitled to vote at the Annual Meeting is required for approval of each of proposals 2 and 3. The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on the compensation of our named executive officers that has been selected by stockholders. Shares of the Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Annual Meeting, regardless of how or whether such shares are voted on any specific proposal.

Other Business

Our Board knows of no other matter to be presented at the Annual Meeting. If any additional matter should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Deadline for Submission of Stockholder Proposals and Director Nominations for 2025 Annual Meeting of Stockholders

Stockholders intending to present a proposal or propose a director nominee at our 2025 Annual Meeting must comply with the requirements set forth in the Bylaws and comply with the requirement of Rule 14a-8 of the Exchange Act. The Bylaws require, among other things, that a stockholder must have given timely notice any proposal in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to 2025 Annual Meeting of Stockholders; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the 2025 Annual Meeting of Stockholders is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which such notice of the date of the 2025 Annual Meeting of Stockholders is made in a press release via a national news dissemination service or in a document filed with SEC pursuant to Section 13, 14, or 15(d) of the Exchange Act. Accordingly, for the 2025 Annual Meeting, assuming the meeting is held on or about June 12, 2025, notice of a nomination or proposal must be delivered to the Secretary of the Company no later than April 13, 2025 and no earlier than March 14, 2025. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline. Proposals or nominations not submitted in accordance with such requirements will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals or nominations in the proxy materials for the 2025 Annual Meeting of Stockholders.

In addition to satisfying the advance notice requirements under the Company’s Bylaws as described above, to comply with the SEC’s universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by SEC Rule 14a-19(b) under the Exchange Act. Such notice must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such director nominee to be included on our proxy card for the 2025 Annual Meeting, the Company’s Secretary must receive notice under SEC Rule 14a-19 no later than April 13, 2025.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Secretary. A summary of all stockholder communications will be presented to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. Such Annual Report on Form 10-K includes the Company’s audited financial statements for the 2023 fiscal year and certain other financial information, which is incorporated by reference herein.

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Warren Heit, General Counsel of the Company, at 5400 Betsy Ross Drive, Santa Clara, CA, 95054.

Householding

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report on Form 10-K by contacting Warren Heit, General Counsel of the Company, at 5400 Betsy Ross Drive, Santa Clara, CA, 95054.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS KEYVAN MOHAJER, NITESH SHARAN AND WARREN HEIT, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF SOUNDHOUND AI, INC. HELD OF RECORD BY THE UNDERSIGNED ON APRIL 15, 2024, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 12, 2024, OR ANY ADJOURNMENT THEREOF.

1. Election of Dr. Keyvan Mohajer, James Hom, Larry Marcus, Diana Sroka, Dr. Eric Ball, Dr. Majid Emami, Timothy Stonehocker, Nitesh Sharan and Michael Zagorsek to hold office until the 2024 Annual Meeting of Stockholders or their successors are elected and qualified.

☐	FOR ALL THE NOMINEES
☐	WITHHOLD AUTHORITY FOR THE NOMINEES
☐	FOR ALL EXCEPT (see instructions)
☐	Keyvan Mohajer
☐	James Hom
☐	Larry Marcus
☐	Diana Sroka
☐	Eric Ball

Instructions:    to withhold authority for any individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to the nominee you wish to withhold for.

2. To ratify the appointment by the Board of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. To approve, on a non-binding, advisory basis, the compensation of our named executive officers:

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. To select, on a non-binding, advisory basis, the frequency of conducting future stockholder advisory votes on named executive officer compensation:

☐ 1 YEAR	☐ 2 YEARS	☐ 3 YEARS	☐ ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the directors and proposals described on this card, and for 3 YEARS as the frequency of conducting future stockholder advisory votes on named executive officer compensation.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SOUNDHOUND AI, INC.

Signature of Stockholder(s)	Date

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

VOTE BY INTERNET — You may cast your vote by visiting http://www.proxyvote.com.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Pacific Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY TELEPHONE — You may cast your vote by telephone as follows.

Use a touch-tone telephone to transmit your voting instructions to the number provided on your proxy card up until 11:59 P.M. on June 11, 2024. Have your proxy card or Internet Availability Notice in hand as you will be prompted to enter your control number to create and submit a telephonic vote.